UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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DOLPHIN DIGITAL MEDIA, INC.
(Name of Registrant as Specified in its Charter)

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DOLPHIN DIGITAL MEDIA, INC.
2151 Le Jeune Road, Suite 150-Mezzanine
Coral Gables, Florida 33134

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 19, 2017

Dear Shareholder:

It is my pleasure to invite you to attend the annual meeting of the shareholders of Dolphin Digital Media, Inc. (the “Annual Meeting”).  The Annual Meeting will be held on June 29, 2017, at 11:00 a.m. local time at the law offices of Greenberg Traurig, located at 333 S.E. 2nd Avenue, Suite 4400, Miami, FL 33131.  At the meeting, you will be asked to:

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Elect seven directors to hold office until the 2018 annual meeting of shareholders or until their successors are elected and qualified;

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Approve the Dolphin Digital Media, Inc. 2017 Equity Incentive Plan;

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Approve the Second Amended and Restated Articles of Incorporation (the “Amendment”);

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Ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the 2017 fiscal year; and

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Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Only shareholders of record as of the close of business on April 20, 2017 may vote at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting, regardless of the number you may hold.  Whether or not you plan to attend, please vote using the Internet, by telephone, by fax or by mail, in each case by following the instructions in our proxy statement.  This will not prevent you from voting your shares in person if you are present.

I look forward to seeing you on June 29, 2017.

Sincerely, /s/ William O’Dowd, IV WILLIAM O’DOWD, IV Chief Executive Officer

We mailed a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and our 2016 annual report on Form 10-K on or about May 19, 2017.

Our proxy statement and our 2016 annual report on Form 10-K are available online at www.iproxydirect.com/DPDM.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING	2
PROPOSAL 1—ELECTION OF DIRECTORS	6
CORPORATE GOVERNANCE	9
Board Leadership Structure and Role in Risk Oversight	9
Meetings	9
Director Independence	9
Board Committees	9
Director Compensation	10
Involvement in Certain Legal Proceedings	10
Arrangements	10
Code of Ethics	10
Certain Relationships and Related Transactions	11
EXECUTIVE COMPENSATION	13
PROPOSAL 2—APPROVAL OF THE 2017 PLAN	14
PROPOSAL 3—APPROVAL OF THE AMENDMENT	24
PROPOSAL 4—RATIFICATION OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM	26
Audit Committee Report	27
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	28
OTHER MATTERS	31
ANNEX A: DOLPHIN DIGITAL MEDIA, INC. 2017 EQUITY INCENTIVE PLAN	i
ANNEX B: SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION	i

DOLPHIN DIGITAL MEDIA, INC.
2151 Le Jeune Road, Suite 150-Mezzanine
Coral Gables, Florida 33134

PROXY STATEMENT

Proxy Statement for Annual Meeting of Shareholders to be held on June 29, 2017

You are receiving this proxy statement because you own shares of common stock of Dolphin Digital Media, Inc. (sometimes referred to as “we”, “us”, or the “Company”), that entitle you to vote at the Annual Meeting.  Our Board of Directors (sometimes referred to as the “Board”), is soliciting proxies from shareholders who wish to vote at the meeting.  By use of a proxy, you can vote even if you do not attend the meeting.  This proxy statement describes the matters on which you are being asked to vote and provides information on those matters so that you can make an informed decision.

We are utilizing the Securities and Exchange Commission (the “SEC”) rule allowing companies to furnish proxy materials to their shareholders over the Internet. In accordance with this rule, on or about May 19, 2017, we sent our shareholders at the close of business on April 20, 2017 a Notice of Internet Availability of Proxy Materials for the Annual Meeting (the “Notice”). The Notice contains instructions on how to access our proxy statement and 2016 annual report on Form 10-K and vote online. If you received a Notice and would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions included in the Notice for requesting such materials at no charge.

Dolphin Digital Media | 2017 Proxy Statement 1

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

Q:          When and where will the Annual Meeting take place?

A:           The Annual Meeting will be held on June 29, 2017 at 11:00 a.m., local time, at the law offices of Greenberg Traurig, located at 333 S.E. 2nd Avenue, Suite 4400, Miami, FL 33131.

Q:          Who may vote at the Annual Meeting?

A:           Only holders of record of shares of our common stock, par value $0.015 per share, (the “common stock”) at the close of business on April 20, 2017 (the “record date”), are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.  On the record date, we had 18,755,865 shares of our common stock outstanding and entitled to be voted at the Annual Meeting.

Q:          How many votes do I have?

A:           You may cast one vote for each share of our common stock held by you as of the record date on all matters presented at the Annual Meeting.  Holders of our common stock do not possess cumulative voting rights.

Q:          How do I vote?

A:           If you are a shareholder of record as of the record date, there are five ways you can vote:

Method	Process for Voting
By Internet	You may vote over the Internet by going to www.iproxydirect.com/DPDM and entering your Control ID and following the instructions for voting.
By Telephone	You may vote by telephone by calling 1-866-752-VOTE (8683) and following the recorded instructions. If you vote by telephone, you will also need your Control ID referred to above.
By Fax	You may vote by fax by filling out the proxy card and faxing to 202-521-3464.
By Mail	You may vote by mail by filling out the proxy card and returning it in the enclosed envelope.
In Person	You may vote in person at the Annual Meeting.

If you are a beneficial owner of shares, you must follow the voting procedures of your nominee included with your proxy materials.  If your shares are held by a nominee and you intend to vote at the Annual Meeting, please bring with you evidence of your ownership as of the record date (such as a recent brokerage statement showing your ownership of the shares as of the record date or a letter from the broker or nominee confirming such ownership), and a form of personal identification.

Q:          What is the difference between a shareholder of record and a beneficial owner?

A:           If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, you are considered the “shareholder of record” with respect to those shares.

Dolphin Digital Media | 2017 Proxy Statement 2

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

 If your shares are held by a brokerage firm, bank, trustee or other agent, which we refer to as a nominee, you are considered the “beneficial owner” of shares held in street name.  As the beneficial owner, you have the right to direct your nominee on how to vote your shares by following its instructions for voting by internet, telephone, fax or the voting instruction card included in the enclosed proxy materials.

Q:          What constitutes a quorum, and why is a quorum required?

A:           We are required to have a quorum of shareholders present to conduct business at the Annual Meeting.  The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote on the record date will constitute a quorum, permitting us to conduct the business of the Annual Meeting.  Proxies received but marked as “ABSTAIN” or “WITHHOLD”, if any, and broker non-votes (described below), if applicable, will be included in the calculation of the number of shares considered to be present at the Annual Meeting for quorum purposes. If a quorum is not present, we will be required to reconvene the Annual Meeting at a later date.

Q:          What am I being asked to vote on?

A:           At the Annual Meeting you will be asked to vote on the following four proposals.  Our Board recommendation for each of these proposals is set forth below.

Proposal	Board Recommendation
1. Election of Directors	FOR each director nominee
2. Approval of the 2017 Plan	FOR
3. Approval of the Amendment	FOR
4. Ratification of BDO as Auditors	FOR

Q:          What happens if additional matters are presented at the Annual Meeting?

A:           Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting.  If you grant a proxy, the proxy holder, William O’Dowd, IV, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting in accordance with Florida law and our Bylaws.

Q:          How many votes are needed to approve each proposal?

Proposal	Description of Votes Needed
Proposal 1: Election of Directors
The seven nominees for election as directors will be elected by a “plurality” of the votes cast at the Annual Meeting.  This means that the seven nominees who receive the highest number of “FOR” votes will be elected as the directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified, even if those nominees do not receive a majority of the votes cast.  Abstentions will not have any effect on the election of directors.

Proposal 2: Approval of the 2017 Plan
The 2017 Plan will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal.  Abstentions will not have any effect on whether this proposal is approved.

Dolphin Digital Media | 2017 Proxy Statement 3

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

Proposal 3: Approval of the Amendment
The Amendment will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal.  Abstentions will not have any effect on whether this proposal is approved.

Proposal 4: Ratification of Independent Registered Public Accounting Firm
The appointment of BDO as our independent registered public accounting firm will be ratified if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal.  Abstentions will not have any effect on whether this proposal is approved.

Q:          What if I sign and return my proxy without making any selections?

A:           If you sign and return your proxy without making any selections, your shares will be voted “FOR” the director nominees in proposal 1 and for proposals 2, 3 and 4. If other matters properly come before the meeting, the proxy holder will have the authority to vote on those matters for you at the proxy holder’s discretion.

Q:          What if I am a beneficial shareholder and I do not give the nominee voting instructions?

A:           If you are a beneficial shareholder and your shares are held in the name of a broker, the broker has the authority to vote shares for which you do not provide voting instructions only with respect to certain “routine” matters.  A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular matter because the nominee does not have discretionary voting authority for that matter and has not received instructions from the beneficial owner of the shares.  Broker non-votes are included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining the presence of a quorum but are not counted as votes cast with respect to a matter on which the nominee has expressly not voted.

The table below sets forth, for each proposal on the ballot, whether a broker can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the proposal.

Proposal	Can Brokers Vote Absent Instructions?	Impact of Broker Non-Vote
1. Election of Directors	No	None
2. Approval of the 2017 Plan	No	None
3. Approval of the Amendment	No	None
4. Ratification of BDO as Auditors	Yes	Not Applicable

Q:          Can I change my vote after I have delivered my proxy?

A:           Yes.  If you are a shareholder of record, you may revoke your proxy at any time before its exercise by:

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Written notice to Mirta A. Negrini at Dolphin Digital Media, Inc., 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134;

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Executing and delivering to Ms. Negrini a proxy with a later date (which may be done by internet, fax or mail); or

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Attending the Annual Meeting and voting in person.

If you are a beneficial shareholder, you must contact your nominee to change your vote or obtain a proxy to vote your shares if you wish to cast your vote in person at the Annual Meeting.

Dolphin Digital Media | 2017 Proxy Statement 4

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

Q:          What does it mean if I receive more than one proxy card?

A:           If you receive more than one proxy card, it means that you hold shares of the Company in more than one account.  To ensure that all your shares are voted, sign and return each proxy card.  Alternatively, if you vote by internet, telephone or fax, you will need to vote once for each proxy card you receive.

Q:          Who can attend the Annual Meeting?

A:           Only shareholders and our invited guests are invited to attend the Annual Meeting.  To gain admittance, you must bring a form of personal identification to the Annual Meeting, where your name will be verified against our shareholder list.  If a broker or nominee holds your shares and you plan to attend the Annual Meeting, you should bring a recent brokerage statement showing your ownership of the shares as of the Record Date or a letter from the broker or nominee confirming such ownership, and a form of personal identification.

Q:          If I plan to attend the Annual Meeting, should I still vote by proxy?

A:           Yes.  Casting your vote in advance does not affect your right to attend the Annual Meeting.

Q:          Where can I find voting results of the Annual Meeting?

A:           We will announce the results for the proposals voted upon at the Annual Meeting and publish final detailed voting results in a Form 8-K filed within four business days after the Annual Meeting.

Q:          Who should I call with other questions?

A:           If you have additional questions about this proxy statement or the Annual Meeting or would like additional copies of this proxy statement or the enclosures herein, please contact:  Dolphin Digital Media, Inc., 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134, Attention:  Mirta A. Negrini, Telephone:  (305) 774-0407.

Dolphin Digital Media | 2017 Proxy Statement 5

PROPOSAL 1—ELECTION OF DIRECTORS

Under our Bylaws, directors are elected at Annual Meetings or until their successors are elected and qualified.  Our current directors are William O’Dowd, IV, Michael Espensen, Nelson Famadas, Mirta A. Negrini and Nicholas Stanham.  Our Board recommends that Messrs. O’Dowd, Espensen, Famadas and Stanham and Ms. Negrini be nominated for re-election, and that Allan Mayer and Justo Pozo be nominated as new Board members, each to serve until the next annual meeting of shareholders or until their successors are elected and qualified, and each has consented to serve.

We believe that each of these individuals possesses the experience, skills and qualities to fully perform his or her duties as a director and contribute to our success.  As more specifically described in the biographies set forth below, our directors and director nominees possess relevant knowledge and experience, industry-specific and otherwise, in the family entertainment, Internet networking, entertainment marketing, legal, and business fields, which we believe enhances the Board’s ability to oversee, evaluate and direct our overall corporate strategy.  In addition, our directors were nominated because each is of high ethical character, accomplished in his or her field with solid credentials and recognition, has the ability to exercise sound business judgment, and is able to dedicate sufficient time to fulfilling his or her obligations as a director.  Each director nominee’s principal occupation and other pertinent information about particular experience, qualifications, attributes and skills that led our Board to conclude that such person should serve as a director, is described below.

William O’Dowd, IV, 48, has served as our Chief Executive Officer and Chairman of the Board since June 2008.  Mr. O’Dowd founded Dolphin Entertainment, Inc. (“Dolphin Entertainment”) in 1996 and has served as its President since that date.  We purchased from Dolphin Entertainment, Inc. an exclusive option to acquire certain rights in and to the script for a motion picture.  We also purchased the exclusive right to the script for South Beach that was produced and released as a digital production on Hulu in July of 2015.  In 2016, we acquired Dolphin Films, Inc., a content producer of motion pictures, from Dolphin Entertainment. Past television series credits for Mr. O’Dowd include serving as Executive Producer of Nickelodeon’s worldwide top-rated series Zoey101 (Primetime Emmy-Award nominated) and Ned’s Declassified School Survival Guide, as well as Nickelodeon’s first ever musical, Spectacular! In addition, Mr. O’Dowd produced the first season of Raising Expectations, a 26-episode family sitcom.  Raising Expectations won the 2017 KidScreen Award for Best New Tween/Teen Series, the global children’s television industry’s highest honor.

Qualifications.  The Board nominated Mr. O’Dowd to serve as a director because of his current and prior senior executive and management experience at the Company and his significant industry experience, including having founded Dolphin Entertainment, a leading entertainment company specializing in children’s and young adult’s live-action programming.

Michael Espensen, 67, has served on our Board since June 2008.  From 2009 to 2014, Mr. Espensen served as Chief Executive Officer of Keraplast Technologies, LLC (“Keraplast”), a private multi-million dollar commercial-stage biotechnology company.  From 2009 to present, Mr. Espensen has also served as Chairman of the Board of Keraplast.  While serving as Chief Executive Officer, Mr. Espensen was responsible for overseeing and approving Keraplast’s annual budgets and financial statements.  Mr. Espensen is also a producer and investor in family entertainment for television and feature films.   Between 2006 and 2009, Mr. Espensen was Executive or Co-Executive Producer of twelve made-for-television movies targeting children and family audiences.  As Executive Producer, he approved production budgets and then closely monitored actual spending to ensure that productions were not over budget.  Mr. Espensen has also been a real estate developer and investor for over thirty years.

Qualifications.  The Board nominated Mr. Espensen to serve as a director because of his business management and financial oversight experience both as the current Chairman and former Chief Executive Officer of a multi-million dollar company and as a former Executive Producer in the made-for-television movie industry, as well as his valuable knowledge of our industry.

Dolphin Digital Media | 2017 Proxy Statement 6

PROPOSAL 1 – ELECTION OF DIRECTORS

Nelson Famadas, 44, has served on our Board since December 2014.  Since 2015, he has served as President of Cien, a marketing firm that serves the Hispanic market.  Prior to Cien, Mr. Famadas served as Senior Vice President of National Latino Broadcasting (“NLB”) from July 2011 to May 2015.  NLB is an independent Hispanic media company that owns and operates two satellite radio channels on SiriusXM.  From July 2010 to March 2012, Mr. Famadas served as our Chief Operating Officer, where he was responsible for daily operations including public filings and investor relations.  Mr. Famadas began his career at MTV Networks, specifically MTV Latin America, ultimately serving as New Business Development Manager.  From 1995 through 2001, he co-founded and managed Astracanada Productions, a television production company that catered mostly to the Hispanic audience, creating over 1,300 hours of programming.  As Executive Producer, he received a Suncoast EMMY in 1997 for Entertainment Series for A Oscuras Pero Encendidos.  Mr. Famadas has over 20 years of experience in television and radio production, programming, operations, sales and marketing.

Qualifications.  The Board nominated Mr. Famadas to serve as a director because of his significant prior management experience as a co-founder and former manager of a television production company and senior vice president of a broadcasting firm, as well as his current management experience with a marketing firm.

Allan Mayer, 67, has served as the Co-Chief Executive Officer of our subsidiary 42West, LLC (“42West”), an entertainment public relations agency since March 2017.  Previously, he served as Principal of 42West from October 2006 until its acquisition by our Company in March 2017.  Previously, from 1997 until October 2006, Mr. Mayer was managing director and head of the entertainment practice at the crisis communications firm Sitrick and Company. Mr. Mayer began his professional life as a journalist, working as a staff reporter for The Wall Street Journal; a writer, foreign correspondent and senior editor for Newsweek, and the founding editor (and later publisher) of Buzz magazine. He also served as editorial director of Arbor House Publishing Co. and senior editor of Simon & Schuster. Mr. Mayer has authored two books Madam Prime Minister: Margaret Thatcher and Her Rise to Power (Newsweek Books, 1980) and Gaston's War (Presidio Press, 1987)—and is co-author, with Michael S. Sitrick, of Spin: How To Turn The Power of the Press to Your Advantage (Regnery, 1998). In addition, he has written for a wide variety of national publications, ranging from The New York Times Magazine to Vogue. Mr. Mayer is a recipient of numerous professional honors, including the National Magazine Award, the Overseas Press Club Citation of Excellence, and six William Allen White Awards. Mr. Mayer serves on the board of directors of Film Independent and has lectured on crisis management and communications at UCLA’s Anderson School of Business and USC's Annenberg School of Communication.  From December 2007 to January 2016, Mr. Mayer served as a director and member of the compensation and nominating and governance committees of  American Apparel Inc., a public company.

Qualifications. The Board nominated Mr. Mayer based on his management experience as a founding principal of 42West as well as his significant experience in the entertainment marketing and public relations industry.

Mirta A. Negrini, 53, has served on our Board since December 2014 and as our Chief Financial and Operating Officer since October 2013. Ms. Negrini has over thirty years of experience in both private and public accounting. Immediately prior to joining the Company, she served since 1996 as a named partner in Gilman & Negrini, P.A., an accounting firm of which the Company was a client. Ms. Negrini is a Certified Public Accountant licensed in the State of Florida.

Qualifications.  The Board nominated Ms. Negrini to serve as a director because of her significant accounting experience gained as a named partner at an accounting firm.

Justo Pozo, 60, is the Chairman of Pozo Capital Partners, LLC, a family-owned equity investment fund, focusing in the areas of entertainment, finance and real estate.  Previously, until May 2012, Mr. Pozo was Co-Founder and President of Preferred Care Partners, Inc., (“Preferred”) one of the largest privately owned Healthcare Maintenance Organizations in Florida until it was acquired by United Healthcare Services, Inc.  Under his leadership, Preferred became one of South Florida’s fastest growing private companies in 2003, being ranked 67 out of 500 privately held companies in South Florida by South Florida CEO magazine in 2007.  Preferred was also the recipient of South Florida’s Good to Great Award given by the Greater Miami Chamber of Commerce.  During his tenure at Preferred, he received numerous recognitions including the induction into Florida International University’s College of Business Entrepreneurial Hall of Fame and the Miami Dade College Hall of Fame.  He was selected by the South Florida Business Journal as a Heavy Hitter in the Health Care industry and was a finalist for the same publications Excellence in Health Care Award.  In 2008, he received the prestigious Torch Award for Distinguished Alumnus for the College of Business Administration of Florida International University. Mr. Pozo is a Certified Public Accountant licensed in the State of Florida.  In March 2015, he was appointed by the Florida Board of Governors, as Trustee to the Florida International University Board of Trustees.

Dolphin Digital Media | 2017 Proxy Statement 7

PROPOSAL 1 – ELECTION OF DIRECTORS

Qualifications.  The Board nominated Mr. Pozo to serve as a director because of his leadership experience as a founder and President of an entity that experienced significant growth and because of his background in accounting.

Nicholas Stanham, Esq., 49, has served on our Board since December 2014. Mr. Stanham is a founding partner of R&S International Law Group, LLP in Miami, Florida, which was founded in January 2008. His practice is focused primarily in real estate and corporate structuring. Mr. Stanham has over 20 years of experience in real estate purchases and sales of residential and commercial properties. Since 2004, Mr. Stanham has been a member of the Christopher Columbus High School board of directors. In addition, he serves as a director of ReachingU, a foundation that promotes initiatives and supports organizations that offer educational opportunities to Uruguayans living in poverty.

Qualifications.  The Board nominated Mr. Stanham to serve as a director because of his experience as a founding partner at a law firm as well as his business management experience at that firm.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” each of the director nominees.

Dolphin Digital Media | 2017 Proxy Statement 8

CORPORATE GOVERNANCE

Board Leadership Structure and Role in Risk Oversight

Our Board has not adopted a formal policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead our Board remains free to make this determination in a manner it deems most appropriate for our Company.  Currently, we combine the positions of Chief Executive Officer and Chairman of the Board.  We believe that the combined role of Chief Executive Officer and Chairman of the Board promotes strategy development and execution.  Mr. O’Dowd currently serves as Chief Executive Officer and Chairman of the Board.  We believe Mr. O’Dowd is suited to serve both roles, because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.  Currently, our Board does not perform a risk oversight function.

Meetings

During the last fiscal year, our Board held a total of four meetings.  Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board during the period in which he or she was a director and (2) the total number of meetings of the Committee on which he served during the period in which he was a director.  It is the policy of our Board to encourage its members to attend our annual meeting of shareholders when held.  We did not hold an annual meeting of shareholders for the prior year.

Director Independence

We are not listed on a national securities exchange; however, we have elected to use the definition of independence under the NASDAQ listing requirements in determining the independence of our directors and nominees for director.  In 2017, our Board undertook a review of director independence, which included a review of each director and director nominee’s responses to questionnaires inquiring about any relationships with us.  This review was designed to identify and evaluate any transactions or relationships between a director, or director nominee or any member of his or her immediate family and us, or members of our senior management or other members of our Board, and all relevant facts and circumstances regarding any such transactions or relationships.  Based on its review, our Board determined that Messrs. Espensen, Famadas, Pozo and Stanham are independent.  Messrs. O’Dowd and Mayer and Ms. Negrini are not independent under NASDAQ’s independence standards, its compensation committee independence standards or its nominations committee independence standards.

In making a determination of independence with respect to director nominee, Mr. Pozo, our Board considered (i) Mr. Pozo’s various past investments in the Company’s digital productions (the “Investments”) and his receipt of interest income from such investments, as well as the fact that Mr. Pozo is in the business of making investments to other companies similar to the Company, and has participated in such Investments on substantially similar terms as all other investors and has not received any preferential terms or payment arrangements and (ii) Mr. Pozo’s beneficial ownership of approximately 13% of the Company’s outstanding common stock  as of April 17, 2017.  Our Board determined that such Investments and beneficial ownership would not impair Mr. Pozo’s independence from the Company.

Board Committees

Audit Committee

Our Board currently has a standing Audit Committee consisting of two directors, Nicholas Stanham and Michael Espensen, who serves as Chairman.  Our Audit Committee operates pursuant to an Audit Committee Charter, which was adopted by our Board, setting forth the responsibilities of the Audit Committee.  The Audit Committee Charter can be found at our website at www.dolphindigitalmedia.com by clicking on Investor Relations and then Audit Committee Charter.

The Audit Committee’s responsibilities include, but are not limited to, assisting the Board in overseeing the:

●
accounting and financial reporting practices and policies and systems of internal controls over financial reporting of the Company;

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integrity of the Company’s consolidated financial statements and the independent audit thereof;

Dolphin Digital Media | 2017 Proxy Statement 9

CORPORATE GOVERNANCE

●
compliance of the Company with legal and regulatory requirements; and

●
performance of the independent registered public accounting firm and assessment of the auditors’ qualifications and independence.

The Audit Committee Chairman reports on Audit Committee actions and recommendations at Board meetings.  The Audit Committee may, in its discretion, delegate its duties and responsibilities to a subcommittee of the Committee as it deems appropriate. Our Board has determined that each member of the Audit Committee meets the independence requirements under NASDAQ’s Marketplace Rules and the enhanced independence standards for audit committee members required by the SEC.  In addition, our Board has determined that Mr. Espensen meets the requirements of an audit committee financial expert under the rules of the SEC.

In 2016, the Audit Committee held four meetings, which were all attended by each member.

Compensation Committee and Nominating Committee Functions

Our Board currently does not have a standing nominating committee or compensation committee, or committee performing similar functions.  Our Board has determined, given the relatively small size of the Company and the relatively small size of its Board, to perform these functions.  However, as our Company and our Board grow, our Board may consider establishing a separate nominating committee and compensation committee.

Nominations for Director

Our Board currently does not have a charter or other written policy with regard to the nomination process, or a formal policy with respect to the consideration of director candidates.

In connection with our acquisition of 42West in March 2017, our Board determined that it was in the best interests of our Company and our shareholders to nominate 42West’s Co-Chief Executive Officer, Mr. Mayer to the Board.  In addition, our Board appointed Mr. Pozo as a director nominee, based on its consideration of the significant qualifications and experience of Mr. Pozo and the potential benefits of such qualifications and experience to our Company and our shareholders.

Director Compensation

In 2016, we did not pay compensation to any of our directors in connection with their service on our Board.

Involvement in Certain Legal Proceedings

No director or director nominee is a party to any legal proceeding adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Arrangements

No director or director nominee has an arrangement or understanding between the director or director nominee and any other person (other than an understanding with directors or officers of our Company acting solely in their capacity as such) pursuant to which such individual was selected as a director or nominee.  In addition, there are no family relationships between any of our directors, director nominees or executive officers.

Code of Ethics

Our Board of Directors has adopted our Code of Ethics for Senior Financial Officers (“Code of Ethics”) which we plan to periodically revise to reflect best corporate governance practices and changes in applicable rules.  Our Code of Ethics sets forth standards of conduct applicable to our Chief Executive Officer and our Chief Financial and Operating Officer to promote honest and ethical conduct, proper disclosure in our periodic filings, and compliance with applicable laws, rules and regulations.  Our Code of Ethics is available to view at our website, www.dolphindigitalmedia.com by clicking on Investor Relations and then Code of Ethics.  We intend to provide disclosure of any amendments or waivers of our Code of Ethics on our website within four business days following the date of the amendment or waiver.

Dolphin Digital Media | 2017 Proxy Statement 10

CORPORATE GOVERNANCE

Certain Relationships and Related Transactions

William O’Dowd, IV

On December 31, 2011, we issued an unsecured revolving promissory note (the “Revolving Promissory Note”) to Dolphin Entertainment, an entity wholly owned by our CEO, Mr. O’Dowd.  The Revolving Promissory Note accrued interest at a rate of 10% per annum. Dolphin Entertainment had the right at any time to demand that all outstanding principal and accrued interest be repaid with a ten day notice to us. During the year ended December 31, 2015, Dolphin Entertainment advanced $2,797,000 and was repaid $3,267,000 in principal. During the year ended December 31, 2016, Dolphin Entertainment advanced $270,000.  On March 4, 2016, we entered into a subscription agreement with Dolphin Entertainment, pursuant to which we and Dolphin Entertainment agreed to convert $1,920,600 of principal balance and $1,152,809 of accrued interest outstanding under the Revolving Promissory Note into 614,682 shares of common stock.  The shares were converted at a price of $5.00 per share.  During the years ended December 31, 2016 and 2015, $32,008 and $340,050, respectively, were expensed in interest and we recorded accrued interest of $5,788 and $1,126, related to the Revolving Promissory Note, on our consolidated balance sheets as of December 31, 2016 and 2015, respectively.  As of December 31, 2016 and 2015, the outstanding balances under the Revolving Promissory Note were $0 and $1,982,267, respectively.

Dolphin Entertainment has previously advanced funds for working capital to Dolphin Films, Inc. (“Dolphin Films”), its former subsidiary which we acquired in March 2016. During the year ended December 31, 2015, Dolphin Films agreed to enter into second loan and security agreements with certain of Dolphin Entertainment’s debtholders, pursuant to which the debtholders exchanged their Dolphin Entertainment notes for notes issued by Dolphin Films totaling $8,774,327. The amount of debt assumed by Dolphin Films was applied against amounts owed to Dolphin Entertainment by Dolphin Films.  On October 1, 2016, Dolphin Films entered into a promissory note with Dolphin Entertainment (the “DE Note”) in the principal amount of $1,009,624.  The DE Note is payable on demand and bears interest at a rate of 10% per annum.  As of December 31, 2016 and 2015, Dolphin Films owed Dolphin Entertainment $434,326 and $2,917,523, respectively, that was recorded on the condensed consolidated balance sheets. Dolphin Films recorded interest expense of $83,551 and $148,805, respectively for the years ended December 31, 2016 and 2015.

On September 7, 2012, we entered into an employment agreement with Mr. O’Dowd, which was subsequently renewed for a period of two years, effective January 1, 2015.  The agreement provided for an annual salary of $250,000 and a one-time bonus of $1,000,000.  Unpaid compensation accrues interest at a rate of 10% per annum.  As of December 31, 2016 and 2015, we had a balance of $735,211 and $523,145, respectively of accrued interest and $2,250,000 and $2,000,000, of accrued compensation related to this agreement.  We recorded $212,066 and $186,513 of interest expense for the years ended December 31, 2016 and 2015.

During 2015, we agreed to pay Dolphin Entertainment $250,000 for a script that it had developed for a web series that we produced during 2015.

As previously mentioned, on March 29, 2016, we acquired Dolphin Films from Dolphin Entertainment.  As consideration, we issued to Dolphin Entertainment 2,300,000 shares of Series B Convertible Preferred Stock, par value $0.10 per share (“Series B Convertible Preferred Stock”) and 1,000,000 shares of Series C Convertible Preferred Stock, par value $0.001 per share (“Series C Convertible Preferred Stock”).  On November 15, 2016, Dolphin Entertainment converted the Series B Convertible Preferred Stock into 2,185,000 shares of our common stock.  As Mr. O’Dowd is the sole owner of Dolphin Entertainment, he is deemed the beneficial owner of such shares of common stock.

Justo Pozo

During 2016, we entered into three separate debt exchange agreements with entities under the control of director nominee, Justo Pozo, to exchange promissory notes with an aggregate principal and interest balance of $8,178,145 into 1,629,628 shares of our Common Stock at $5.00 per share.  The promissory notes accrued interest at rates ranging from 11.25% to 12.5% per annum.  Mr. Pozo was the holder of a convertible note that mandatorily and automatically converted into common stock, at the conversion price of $5.00 per share, upon the average market price per share of common stock being greater than or equal to the conversion price for twenty trading days.  During 2016, such triggering event occurred and the convertible note was converted into 632,800 shares of our common stock.

Dolphin Digital Media | 2017 Proxy Statement 11

CORPORATE GOVERNANCE

Nicholas Stanham

In March 2016, we entered into a debt exchange agreement with our director, Mr. Stanham, pursuant to which we exchanged a promissory note in the amount of $50,000 for 11,128 shares of our common stock, as payment in full of the promissory note.  The promissory note accrued interest at rates ranging from 10% per annum.  The shares of common stock were converted at a price of $5.00 per share.

T Squared Partners LP

In connection with the merger whereby we acquired Dolphin Films, we entered into a preferred stock exchange agreement with T Squared Partners LP (previously T Squared Investments, LLC) (“T Squared”) pursuant to which, on March 7, 2016, we issued 950,000 shares of Series B Convertible Preferred Stock to T Squared in exchange for 1,042,753 shares of Series A Convertible Preferred Stock, previously issued to T Squared. On November 16, 2016, T Squared converted the Series B Convertible Preferred Stock into 950,000 shares of our common stock.

On November 4, 2016, we issued Class G, Class H and Class I Warrants (the “Warrants”) to T Squared that entitles T Squared to purchase up to 2,500,000 shares of our common stock.  The Warrants have a maximum exercise provision that prohibit T Squared from exercising warrants that would cause it to exceed 9.99% of our outstanding shares of common stock, unless the restriction is waived or amended, by the mutual consent of us and T Squared.

On March 31, 2017, T Squared partially exercised Class E Warrants and acquired 325,770 shares of our common stock pursuant to the cashless exercise provision in the related warrant agreement.  T Squared had previously paid down $1,675,000 for these shares.

Stephen L. Perrone

In December 2016, we and entities affiliated with Stephen L. Perrone entered into: (i) a debt exchange agreement to exchange promissory notes in the aggregate amount of $6,470,990 for shares of our common stock and (ii) a purchase agreement to acquire a 25% membership interest of Dolphin Kids Clubs owned by the affiliated entity. The promissory notes accrued interest at rates ranging from 11.25% to $13.25% per annum.  Pursuant to the agreements, we issued a Class J Warrant that entitled Mr. Perrone to purchase up to 2,170,000 shares of our common stock at a price of $0.015 per share through December 29, 2020.  In addition, we issued to an entity affiliated with Mr. Perrone a Class K Warrant as consideration to terminate an equity finance agreement in the amount of $564,000.  The Class K Warrant entitled Mr. Perrone to purchase up to 170,000 shares of our common stock at a price of $0.015 per share prior to December 29, 2020.  On March 31, 2017, Mr. Perrone’s affiliated entities exercised the Class J and Class K Warrants at an aggregate purchase price of $35,100 and acquired 2,340,000 shares of our common stock.

 Alvaro and Lileana De Moya

  During 2016, we entered into two separate debt exchange agreements with Alvaro and Lileana De Moya (the “De Moya’s”) to convert two promissory notes with an aggregate balance of $3,437,414 of principal and interest into 687,483 shares of our common stock at a price of $5.00 per share. The promissory notes accrued interest at rates ranging from 11.25% to 12.5% per annum.  In addition, we entered into a subscription agreement with the De Moya’s in which they purchased 520,000 shares of our common stock at $5.00 per share.

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EXECUTIVE COMPENSATION

The following table presents summary information for the fiscal years ended December 31, 2016 and 2015 concerning compensation earned for services rendered in all capacities by our Chief Executive Officer and our Chief Financial and Operating Officer.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation $	Total ($)
William O’Dowd, IV, (1)	2016	250,000	—	377,403(2)	627,403
Chairman and Chief Executive Officer	2015	250,000	—	574,947	824,947

Mirta A. Negrini,	2016	200,000	—	—	200,000
Chief Financial and Operating Officer	2015	150,000	50,000	—	200,000
____________________________
(1)
For 2016, we accrued the full amount of Mr. O’Dowd’s salary of $250,000 but did not make any payments on this amount.
(2)
This amount includes life insurance in the amount of $48,384, interest paid on accrued and unpaid compensation in the amount of $212,066 and interest paid on the Revolving Promissory Note in the amount of $116,953 for the fiscal year ended December 31, 2016. In March 2016, Dolphin Entertainment exchanged $3,073,410 aggregate amount of principal and interest outstanding under the revolving promissory note for shares of our common stock. For additional information on the Revolving Promissory Note, please see “Certain Relationships and Related Transactions”.

Outstanding Equity Awards at Fiscal Year-End

None of the executive officers named in the table above had any outstanding equity awards as of December 31, 2016 and 2015.

Mirta A. Negrini Employment Arrangement

On October 21, 2013, the Company appointed Ms. Negrini as its Chief Financial and Operating Officer, at an annual base salary of $150,000.  In 2016, Ms. Negrini’s annual base salary was increased to $200,000. The terms of Ms. Negrini’s employment arrangement do not provide for any payments in connection with her resignation, retirement or other termination, or a change in control, or a change in her responsibilities following a change in control.

Information Concerning Executive Officers

Set forth below is certain information relating to our current executive officers, Mr. O’Dowd and Ms. Negrini.  Biographical information with respect to Mr. O’Dowd and Ms. Negrini is set forth above under “Proposal 1 – Election of Directors.”

NAME	AGE	PRINCIPAL OCCUPATION
William O’Dowd, IV	48	Chief Executive Officer
Mirta A Negrini	53	Chief Financial and Operating Officer

Dolphin Digital Media | 2017 Proxy Statement 13

PROPOSAL 2—APPROVAL OF THE 2017 PLAN

On May 9, 2017, our Board approved the adoption of the Dolphin Digital Media, Inc. 2017 Equity Incentive Plan (the “2017 Plan”), subject to approval by our shareholders. Our Board adopted the 2017 Plan as a flexible incentive compensation plan that would allow us to use different forms of compensation awards to attract new employees, executives and directors, to further the goal of retaining and motivating existing personnel and directors and to further align such individuals’ interests with those of our shareholders. Accordingly, our Board is seeking shareholder approval of the 2017 Plan.

General Plan Information

The 2017 Plan is intended to replace the 2012 Omnibus Incentive Compensation Plan (the “2012 Plan”).  The 2012 Plan was approved by our shareholders in September 2012, however, no awards were granted under the Plan.  If the 2017 Plan is approved, the number of shares of the Company’s common stock (the “Shares”) that will be available for issuance under the 2017 Plan pursuant to any form of equity awards permitted under the Plan, as described below, will be equal to 2,000,000 Shares.

The following information regarding the 2017 Plan is being provided to you in connection with the solicitation of proxies for the approval of the adoption of the 2017 Plan. The following description of the 2017 Plan is a summary only and does not purport to be complete. The summary is qualified in its entirety by reference to the 2017 Plan. The text of the 2017 Plan is attached as Annex A to this proxy statement. You are urged to read the 2017 Plan.

Plan Summary

Shares Available for Awards; Annual Per-Person Limitations.

Under the 2017 Plan, the total number of shares of our common stock (the “Shares”) reserved and available for delivery under the 2017 Plan (“Awards”) at any time during the term of the 2017 Plan will be 2,000,000 Shares.

If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, will, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the 2017 Plan.

Substitute Awards will not reduce the Shares authorized for delivery under the 2017 Plan or authorized for delivery to a participant in any period.  Additionally, in the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the 2017 Plan and will not reduce the Shares authorized for delivery under the 2017 Plan; provided, that Awards using such available shares will not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and will only be made to individuals who were not employees or directors of the Company or its subsidiaries prior to such acquisition or combination.

The 2017 Plan imposes individual limitations on the amount of certain Awards, in part with the intention to comply with Section 162(m) of the Code. Under these limitations, in any fiscal year of the Company during any part of which the 2017 Plan is in effect, no participant may be granted (i) stock options or stock appreciation rights with respect to more than 600,000 Shares, or (ii) performance shares (including shares of restricted stock, restricted stock units, and other stock based-awards that are subject to satisfaction of performance goals) that the Committee intends to be exempt from the deduction limitations under Section 162(m) of the Code, with respect to more than 600,000 Shares, in each case, subject to adjustment in certain circumstances. The maximum amount that may be paid out to any one participant as performance units that the Committee intends to be exempt from the deduction limitations under Section 162(m) of the Code, with respect to any 12-month performance period is $1,000,000 (pro-rated for any performance period that is less than 12 months), and with respect to any performance period that is more than 12 months, $2,000,000.

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PROPOSAL 2 – APPROVAL OF THE 2017 PLAN

The aggregate fair market value of Shares on the date of grant underlying incentive stock options that can be exercisable by any individual for the first time during any year cannot exceed $100,000 (or such other amount as specified in Section 422 of the Code).  Any excess will be treated as a non-qualified stock option.

The maximum number of Shares that may be delivered under the 2017 Plan as a result of the exercise of incentive stock options is 2,000,000 Shares, subject to certain adjustments.

The Committee is authorized to adjust the limitations on the number of Shares available for issuance under the 2017 Plan and the individual limitations on the amount of certain Awards (other than the $100,000 limitation described above with respect to incentive stock option awards) and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) to the extent it deems equitable in the event that a dividend or other distribution (whether in cash, Shares or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Shares so that an adjustment is appropriate. See the sections called “Acceleration of Vesting; Change in Control” and “Other Adjustments” below for a summary of certain additional adjustment provisions of the 2017 Plan.

Eligibility.

The persons eligible to receive Awards under the 2017 Plan are the officers, directors, employees, consultants and other persons who provide services to the Company or any related entity.  The foregoing notwithstanding, only employees of the Company, or any related entity of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any incentive stock options that are intended to comply with the requirements of Section 422 of the Code (“ISOs”).  An employee on leave of absence may be considered as still in the employ of the Company or a related entity for purposes of eligibility for participation in the 2017 Plan.

Administration.

The 2017 Plan is to be administered by the Committee of the Board (defined as a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee), provided, however, that except as otherwise expressly provided in the 2017 Plan, the independent members of the Board may elect to exercise any power or authority granted to the Committee under the 2017 Plan. Subject to the terms of the 2017 Plan, the Committee is authorized to select eligible persons to receive Awards, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each participant) and the rules and regulations for the administration of the 2017 Plan, construe and interpret the 2017 Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2017 Plan.  Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any subsidiary or any participant or beneficiary, or any transferee under the 2017 Plan or any other person claiming rights from or through any of the foregoing persons or entities.

Stock Options and Stock Appreciation Rights.

The Committee is authorized to grant (i) stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and (ii) stock appreciation rights, entitling the participant to receive the amount by which the fair market value of a Share on the date of exercise exceeds the grant price of the stock appreciation right.  The exercise price per share subject to an option and the grant price of a stock appreciation right are determined by the Committee.  The exercise price per share of an option and the grant price of a stock appreciation right may not be less than 100% of the fair market value of a Share on the date the option or stock appreciation right is granted.  An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent or subsidiary company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a Share on the date the ISO is granted.

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PROPOSAL 2 – APPROVAL OF THE 2017 PLAN

For purposes of the 2017 Plan, the term “fair market value” means the fair market value of Shares, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the fair market value of a Share as of any given date is the closing sales price per Share as reported on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or stock appreciation right, the times at which each option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised options or stock appreciation rights at or following termination of employment or service generally are fixed by the Committee, except that no option or stock appreciation right may have a term exceeding ten years, and no ISO granted to a 10% owner (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant).  Methods of exercise and settlement and other terms of options and stock appreciation rights are determined by the Committee.  Accordingly, the Committee may permit the exercise price of options awarded under the 2017 Plan to be paid in cash, Shares, other Awards or other property (including loans to participants).

The Company may grant stock appreciation rights in tandem with options, which we refer to as “Tandem stock appreciation rights”, under the 2017 Plan.  A Tandem stock appreciation right may be granted at the same time as the related option is granted or, for options that are not ISOs, at any time thereafter before exercise or expiration of such option. A Tandem stock appreciation right may only be exercised when the related option would be exercisable and the fair market value of the Shares subject to the related option exceeds the option’s exercise price. Any option related to a Tandem stock appreciation right will no longer be exercisable to the extent the Tandem stock appreciation right has been exercised and any Tandem stock appreciation right will no longer be exercisable to the extent the related option has been exercised.

Restricted Stock and Restricted Stock Units.

The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock is a grant of Shares which are subject to such risks of forfeiture and other restrictions as the Committee may impose, including time or performance restrictions or both. A participant granted restricted stock generally has all of the rights of a shareholder of the Company (including voting and dividend rights), unless otherwise determined by the Committee. An Award of restricted stock units confers upon a participant the right to receive Shares or cash equal to the fair market value of the specified number of Shares covered by the restricted stock units at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Committee may impose. Prior to settlement, an Award of restricted stock units carries no voting or dividend rights or other rights associated with Share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents.

The Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, Shares, other Awards or other property equal in value to dividends paid on a specific number of Shares or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional Shares, Awards or otherwise as specified by the Committee.  Notwithstanding the foregoing, dividend equivalents credited in connection with an award that vests based on the achievement of performance goals will be subject to restrictions and risk of forfeiture to the same extent as the award with respect to which such dividend equivalents have been credited.

Bonus Stock and Awards in Lieu of Cash Obligations.

The Committee is authorized to grant Shares as a bonus free of restrictions, or to grant Shares or other Awards in lieu of Company obligations to pay cash under the 2017 Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

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PROPOSAL 2 – APPROVAL OF THE 2017 PLAN

Other Stock-Based Awards.

The Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to Shares.  The Committee determines the terms and conditions of such Awards.

Performance Awards.

The Committee is authorized to grant performance Awards to participants on terms and conditions established by the Committee.  The performance criteria to be achieved during any performance period and the length of the performance period will be determined by the Committee upon the grant of the performance Award.  Performance Awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units).  Performance Awards may be settled by delivery of cash, Shares or other property, or any combination thereof, as determined by the Committee.

Unless otherwise specified by the Committee, the provisions that are intended to qualify Awards as “performance-based compensation” not subject to the limitation on tax deductibility by the Company under Section 162(m) of the Code will apply to any performance Award if it is granted to a participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a “covered employee” (as defined below).  The term “covered employee” means the Company’s chief executive officer and each other person whose compensation is required to be disclosed in the Company’s filings with the SEC by reason of that person being among the three highest compensated officers of the Company (other than the Company’s chief executive officer or principal financial officer) as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance Award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not the Board.

If and to the extent that the Committee determines that the foregoing provisions of the 2017 Plan are to be applicable to any Award, one or more of the following business criteria for the Company, on a consolidated basis, and/or for subsidiaries, or for business or geographical units of the Company and/or a subsidiary (except with respect to the total shareholder return and earnings per share criteria), are to be used by the Committee in establishing performance goals for Awards under the 2017 Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow (including operating cash flow, free cash flow, discounted return on investment and cash flow in excess of cost of capital); (4) operating margin; (5) return on assets, sales, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) completion of production or stages of production within specified time and/or budget parameters; (12) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (13) total shareholder return; (14) debt reduction; (15) market share; (16) entry into new markets, either geographically or by business unit; (17) client retention and satisfaction; (18) strategic plan development and implementation, including turnaround plans; and/or (19) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. In determining the achievement of the performance goals, the Committee may, at the time the performance goals are set, require that those goals be determined by excluding the impact of (i) restructurings, discontinued operations, and extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

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PROPOSAL 2 – APPROVAL OF THE 2017 PLAN

After the end of each performance period, the Committee will determine and certify whether the performance goals have been achieved.  In determining the achievement of such performance goals, the Committee may, at the time the performance goals are set, require that those goals be determined by excluding the impact of (i) restructurings, discontinued operations, extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

The Committee may, in its discretion, determine that the amount payable as a performance Award will be reduced from the amount of any potential Award.

Other Terms of Awards.

Awards may be settled in the form of cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee is authorized to place cash, Shares or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2017 Plan. The Committee may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any Shares or other property to be distributed will be withheld (or that previously acquired Shares or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2017 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers, subject to any terms and conditions the Committee may impose pursuant to the express terms of an Award agreement.  A beneficiary, transferee, or other person claiming any rights under the 2017 Plan from or through any participant will be subject to all terms and conditions of the 2017 Plan and any Award agreement applicable to such participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

Awards under the 2017 Plan generally are granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant Awards in exchange for other Awards under the 2017 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

Acceleration of Vesting; Change in Control.

Subject to certain limitations, the Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award.  In the event of a “change in control” of the Company, as defined in the 2017 Plan, and only to the extent provided in any employment or other agreement between the participant and the Company or any Related Entity, or in any Award agreement, or to the extent otherwise determined by the Committee in its sole discretion in each particular case, (i) any option or stock appreciation right that was not previously vested and exercisable at the time of the “change in control” will become immediately vested and exercisable; (ii) any restrictions, deferral of settlement and forfeiture conditions applicable to a restricted stock award, restricted stock unit award or another stock-based award subject only to future service requirements will lapse and such Awards will be deemed fully vested; and (iii) with respect to any outstanding Award subject to achievement of performance goals and conditions under the 2017 Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the performance period completed as of the “change in control”).

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PROPOSAL 2 – APPROVAL OF THE 2017 PLAN

Subject to any limitations contained in the 2017 Plan relating to the vesting of Awards in the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any “change in control,” the agreement relating to such transaction and/or the committee may provide for: (i) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (ii) the assumption or substitution for outstanding Awards by the surviving entity or its parent or subsidiary pursuant to the provisions contained in the 2017 Plan, (iii) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (iv) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such.  The foregoing actions may be taken without the consent or agreement of a participant in the 2017 Plan and without any requirement that all such participants be treated consistently.

Other Adjustments

The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (i) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or any business unit, or the financial statements of the Company or any subsidiary, (ii) in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or (iii) in view of the Committee's assessment of the business strategy of the Company, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a participant, and any other circumstances deemed relevant.  However, the Committee may not make any adjustment described in this paragraph if doing so would cause any Award  granted under the 2017 Plan to participants designated by the Committee as “covered employees” and intended to qualify as “performance-based compensation” under Section 162(m) of the Code to otherwise fail to qualify as “performance-based compensation.”

Clawback of Benefits.

The Company may (i) cause the cancellation of any Award, (ii) require reimbursement of any Award by a participant or beneficiary, and (iii) effect any other right of recoupment of equity or other compensation provided under the 2017 Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law, which we refer to each as a “clawback policy.”  In addition, a participant may be required to repay to the Company certain previously paid compensation, whether provided under the 2017 Plan or an Award agreement or otherwise, in accordance with any clawback policy.  By accepting an Award, a participant is also agreeing to be bound by any existing or future clawback policy adopted by the Company, or any amendments that may from time to time be made to the clawback policy in the future by the Company in its discretion (including without limitation any clawback policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the participant’s Award agreements (and/or awards issued under the Prior Plans) may be unilaterally amended by the Company, without the participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any clawback policy.

Amendment and Termination.

The Board may amend, alter, suspend, discontinue or terminate the 2017 Plan or the Committee’s authority to grant Awards without the consent of shareholders or participants or beneficiaries, except that shareholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which Shares may then be listed or quoted; provided that, except as otherwise permitted by the 2017 Plan or an Award agreement, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under the terms of any previously granted and outstanding Award.  The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the 2017 Plan; provided that, except as otherwise permitted by the 2017 Plan or Award agreement, without the consent of an affected participant, no such Committee or the Board action may materially and adversely affect the rights of such participant under terms of such Award.  The 2017 Plan will terminate at the earliest of (i) such time as no Shares remain available for issuance under the 2017 Plan, (ii) termination of the 2017 Plan by the Board, or (iii) the tenth anniversary of the effective date of the 2017 Plan.  Awards outstanding upon expiration of the 2017 Plan will remain in effect until they have been exercised or terminated, or have expired.

Dolphin Digital Media | 2017 Proxy Statement 19

PROPOSAL 2 – APPROVAL OF THE 2017 PLAN

Federal Income Tax Consequences of Awards.

The 2017 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options.

An optionee generally is not taxable upon the grant of a nonqualified stock option granted under the 2017 Plan.  On exercise of a nonqualified stock option granted under the 2017 Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the Shares acquired on exercise of the option over the exercise price. If the optionee is an employee of the Company or a subsidiary, that income will be subject to the withholding of Federal income tax.  The optionee’s tax basis in those Shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those Shares will begin on that date.

If an optionee pays for Shares on exercise of an option by delivering Shares, the optionee will not recognize gain or loss on the Shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them.  The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash.  If a separate identifiable stock certificate or other indicia of ownership is issued for that number of Shares equal to the number of Shares delivered on exercise of the option, the optionee’s tax basis in the Shares represented by that certificate or other indicia of ownership will be equal to his or her tax basis in the Shares delivered, and his or her holding period for those Shares will include his or her holding period for the Shares delivered.  The optionee’s tax basis and holding period for the additional Shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options.

Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO.  In addition, if the optionee holds a Share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that Share and the holder’s tax basis in that Share will be long-term capital gain or loss.

If an optionee disposes of a Share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the Share on the date the ISO was exercised over the exercise price.  If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the Share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale.  If the amount realized on a Disqualifying Disposition exceeds the fair market value of the Share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the Share exceeds one year.

An optionee who exercises an ISO by delivering Shares acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those Shares is treated as making a Disqualifying Disposition of those Shares.  This rule prevents “pyramiding” or the exercise of an ISO (that is, exercising an ISO for one Share and using that Share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

Dolphin Digital Media | 2017 Proxy Statement 20

PROPOSAL 2 – APPROVAL OF THE 2017 PLAN

For purposes of the alternative minimum tax, the amount by which the fair market value of a Share acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised.  If, however, there is a Disqualifying Disposition of the Share in the year in which the option is exercised, there will be no adjustment with respect to that Share.  If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year.  In computing alternative minimum taxable income, the tax basis of a Share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that Share for alternative minimum tax purposes in the year the option is exercised.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a Share acquired on exercise of an ISO after the Required Holding Period.  However, if there is a Disqualifying Disposition of a Share, the Company generally is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for the Company and is reasonable in amount, and either the employee includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Awards.

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the Shares are received equal to the excess, if any, of the fair market value of the Shares received over any amount paid by the recipient in exchange for the Shares.  If, however, the Shares are not vested when they are received under the 2017 Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the Shares), the recipient generally will not recognize income until the Shares become vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the Shares on the date they become vested over any amount paid by the recipient in exchange for the Shares.  A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the Award, to recognize ordinary compensation income, as of the date the recipient receives the Award, equal to the excess, if any, of the fair market value of the Shares on the date the Award is granted over any amount paid by the recipient in exchange for the Shares.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired as Awards will be the amount paid for the Shares plus any ordinary income recognized either when the Shares are received or when the Shares become vested.  Upon the disposition of any Shares received as a Share Award under the 2017 Plan, the difference between the sales price and the recipient’s basis in the Shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the Shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that amount constitutes an ordinary and necessary business expense for the Company, is reasonable in amount, and is not precluded by the deduction limitations imposed by Section 162(m) of the Code, and either the recipient includes that amount in income or the Company timely satisfies its reporting requirements with respect to that amount.

Stock Appreciation Rights.

The Company may grant stock appreciation rights, separate from any other Award, which we refer to as Stand-Alone stock appreciation rights, or Tandem stock appreciation rights, under the 2017 Plan.  Generally, the recipient of a Stand-Alone stock appreciation right will not recognize any taxable income at the time the Stand-Alone stock appreciation right is granted.

With respect to Stand-Alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received.  If the recipient receives the appreciation inherent in the stock appreciation rights in Shares, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the Shares on the day they are received over any amounts paid by the recipient for the Shares.

Dolphin Digital Media | 2017 Proxy Statement 21

PROPOSAL 2 – APPROVAL OF THE 2017 PLAN

With respect to Tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or Shares equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone stock appreciation rights.  If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the Shares over the exercise price.

In general, there will be no Federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone stock appreciation rights or Tandem stock appreciation rights.  Upon the exercise of either a Stand-Alone stock appreciation right or a Tandem stock appreciation right, however, the Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents.

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received.  The Company generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the recipient is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162 Limitations.

Section 162(m) to the Code, generally disallows a public company’s tax deduction for compensation to covered employees in excess of $1 million in any tax year. Compensation that qualifies as “performance-based compensation” is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it.  We intend that Awards granted to participants under the 2017 Plan whom the Committee expects to be covered employees at the time a deduction arises in connection with such Awards, may, if and to the extent so intended by the Committee, be granted in a manner that will qualify as such “performance-based compensation,” so that such Awards would not be subject to the Section 162(m) of the Code deductibility cap of $1 million.  However, the Committee may, in its discretion, grant Awards that are not intended to be exempt from the deduction limitations imposed by Section 162(m) of the Code.  In addition, future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect our ability to ensure that Awards under the 2017 Plan will qualify as “performance-based compensation” that are fully deductible by us under Section 162(m) of the Code.

Section 409A of the Code

The 2017 Plan is intended to comply with Section 409A of the Code to the extent that such section would apply to any Award under the 2017 Plan. Section 409A of the Code governs the taxation of deferred compensation. Any participant that is granted an Award that is deemed to be deferred compensation, such as a grant of restricted stock units that does not qualify for an exemption from Section 409A of the Code, and does not comply with Section 409A of the Code, could be subject to taxation on the Award as soon as the Award is no longer subject to a substantial risk of forfeiture (even if the Award is not exercisable) and an additional 20% tax (and a further additional tax based upon an amount of interest determined under Section 409A of the Code) on the value of the Award.

Importance of Consulting Tax Adviser.

The information set forth above is a summary only and does not purport to be complete.  In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change.  Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local, foreign and other tax consequences of the grant or exercise of an Award or the disposition of Shares acquired as a result of an Award.

Dolphin Digital Media | 2017 Proxy Statement 22

PROPOSAL 2 – APPROVAL OF THE 2017 PLAN

New Plan Benefits Table

A new plan benefits table for the 2017 Plan and the benefits or amounts that would have been received by or allocated to certain participants for the last completed fiscal year under the 2017 Plan if the 2017 Plan was then in effect, as described in the federal proxy rules, is not provided because all awards made under the 2017 Plan will be made at the Board’s or Committee’s discretion, as applicable. Therefore, the benefits and amounts that would be received or allocated under the 2017 Plan are not determinable at this time.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the proposal to approve the 2017 Plan.

Dolphin Digital Media | 2017 Proxy Statement 23

PROPOSAL 3—APPROVAL OF THE AMENDMENT

On May 9, 2017, our Board approved, and directed that there be submitted to our shareholders for approval, a proposed amendment and restatement of our Amended Articles of Incorporation (the “Second Amended and Restated Articles of Incorporation”) to: (i) change the name of our Company from Dolphin Digital Media, Inc. to Dolphin Entertainment, Inc.; (ii) cancel the designations of our Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, none of which is outstanding; and (iii) adjust the number of Series C Convertible Preferred Stock outstanding in light of our 20-to-1 reverse stock split and clarify the voting rights of the Series C Convertible Preferred Stock. The text of the proposed Second Amended and Restated Articles of Incorporation is set forth in Annex B to this proxy statement and is incorporated by reference into this proxy statement.  If the Amendment is approved by our shareholders, we will file the Second Amended and Restated Articles of Incorporation with the Secretary of State of the State of Florida to effectuate the Amendment.

Change of Name to Dolphin Entertainment, Inc.

Our Board believes that it is in the best interests of our Company to change our name from Dolphin Digital Media, Inc. to Dolphin Entertainment, Inc. as it believes this name change will be more reflective of our business, which has expanded beyond digital media production to include motion picture and television productions and entertainment public relations and marketing.  The new name will also allow for continued expansion, without limiting the image of our company to the public, as new opportunities in the entertainment industry may emerge.

The name Dolphin Entertainment, Inc. is currently held by an entity wholly owned by Mr. O’Dowd (“Current DE”).  If the Amendment is approved by our shareholders, Current DE plans to change its name from Dolphin Entertainment, Inc. to a different name and our Company will change our name from Dolphin Digital Media, Inc. to Dolphin Entertainment, Inc.  The proposed name change will in no way effect a change of control, merger, consolidation or any similar type of transaction between Current DE and our Company.

If the Amendment is approved by our shareholders, our Board will amend our Bylaws to replace any references to “Dolphin Digital Media, Inc.” with “Dolphin Entertainment, Inc.”

Cancellation of Series A and Series B Convertible Preferred Stock Designations

Pursuant to the authority granted to and vested in our Board in accordance with the provisions of the Amended Articles of Incorporation, our Board designated our Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock. The Certificates of Designation for each series of preferred stock stated the designation and number of shares, and fixed the relative rights, preferences and limitations of each series of shares. As of May 9, 2017, there were no shares of Series A Convertible Preferred Stock or Series B Convertible Preferred Stock outstanding.  Our Board has determined that it is in the best interests of our Company to retire such designations since the Company does not intend to issue any shares of Series A Convertible Preferred Stock or Series B Convertible Preferred Stock in the future.

Clarifications and Adjustments to Series C Convertible Preferred Stock

As of May 9, 2017, there are 1,000,000 shares of Series C Convertible Preferred Stock outstanding, which are owned by Dolphin Entertainment, an entity wholly owned by our CEO, Mr. O’Dowd.  As discussed previously, Dolphin Entertainment received the shares of Series C Convertible Preferred Stock as consideration in the merger whereby we acquired Dolphin Films from Dolphin Entertainment.  The Certificate of Designation provided that each share of Series C Convertible Preferred Stock would be convertible into one share of common stock, subject to adjustment as provided in the Certificate of Designation.   As a result of the 20-to-1 reverse stock split that was approved by our shareholders and became effective on May 10, 2016, the Board has approved, and recommends to our shareholders that they approve, an amendment to reduce the number of shares of Series C Convertible Preferred Stock currently outstanding from 1,000,000 to 50,000 shares.

Dolphin Digital Media | 2017 Proxy Statement 24

PROPOSAL 3—APPROVAL OF THE AMENDMENT

In addition, the Board has approved an amendment to clarify its intent that, except as required by law, holders of Series C Convertible Preferred Stock will only have voting rights once the independent directors of the Board determine that an optional conversion threshold (as defined below) has occurred. Only upon such determination, will the Series C Convertible Preferred Stock be entitled or permitted to vote on all matters required or permitted to be voted on by the holders of common stock and will be entitled to that number of votes equal to three votes for the number of Conversion Shares (as defined in the Certificate of Designation) into which such Holder’s shares of the Series C Convertible Preferred Stock could then be converted.

The Second Amended and Restated Articles of Incorporation, like our current Amended Articles of Incorporation, will provide that each share of Series C Convertible Preferred Stock will be convertible into one share of common stock, subject to adjustment for each issuance of common stock (but not upon issuance of common stock equivalents) that occurred, or occurs, from the date of issuance of the Series C Convertible Preferred Stock (the “issue date”) until the fifth (5th) anniversary of the issue date (i) upon the conversion or exercise of any instrument issued on the issued date or thereafter issued (but not upon the conversion of the Series C Convertible Preferred Stock), (ii) upon the exchange of debt for shares of common stock, or (iii) in a private placement, such that the total number of shares of common stock held by an “Eligible Class C Preferred Stock Holder” (based on the number of shares of common stock held as of the date of issuance) will be preserved at the same percentage of shares of common stock outstanding held by such Eligible Class C Preferred Stock Holder on such date. An Eligible Class C Preferred Stock Holder means any of (i) Dolphin Entertainment for so long as Mr. O’Dowd continues to beneficially own at least 90% and serves on the board of directors or other governing entity, (ii) any other entity in which Mr. O’Dowd beneficially owns more than 90%, or a trust for the benefit of others, for which Mr. O’Dowd serves as trustee and (iii) Mr. O’Dowd individually. Series C Convertible Preferred Stock will only be convertible by the Eligible Class C Preferred Stock Holder upon the Company satisfying one of the “optional conversion thresholds”. Specifically, a majority of the independent directors of the Board, in its sole discretion, must have determined that the Company accomplished any of the following (i) EBITDA of more than $3.0 million in any calendar year, (ii) production of two feature films, (iii) production and distribution of at least three web series, (iv) theatrical distribution in the United States of one feature film, or (v) any combination thereof that is subsequently approved by a majority of the independent directors of the Board based on the strategic plan approved by the Board. While certain events may have occurred that could be deemed to have satisfied this criteria, the independent directors of the Board have not yet determined that an optional conversion threshold has occurred.

If, in the judgment of the Board, any circumstances exist that would make consummation of the proposed Amendment inadvisable, then, and notwithstanding approval of the proposed Amendment by our shareholders, the Board may abandon or delay such proposed Amendment, either before or after approval thereof by our shareholders, at any time prior to the effectiveness of the filing of the Second Amended and Restated Articles of Incorporation with the Secretary of State of the State of Florida.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the proposal to approve the Amendment.

Dolphin Digital Media | 2017 Proxy Statement 25

PROPOSAL 4—RATIFICATION OF INDEPENDENT REGISTERED
CERTIFIED PUBLIC ACCOUNTING FIRM

Introduction

The Audit Committee has selected BDO USA, LLP (“BDO”) to continue to serve as our independent registered public accounting firm for the 2017 fiscal year.  BDO has served as our independent registered public accounting firm since May 2014.  In connection with the selection of BDO, the Audit Committee annually reviews and negotiates the terms of the engagement letter entered into with BDO. This letter sets forth important terms regarding the scope of the engagement, associated fees, payment terms and responsibilities of each party.

The Audit Committee and our Board believe that the continued retention of BDO as our independent registered public accounting firm is in the best interest of the Company and our shareholders, and we are asking our shareholders to ratify the selection of BDO as our independent registered public accounting firm for 2017. Although ratification is not required by our Bylaws or otherwise, we are submitting the selection of BDO to our shareholders for ratification because we value our shareholders’ views on our Company’s independent registered public accounting firm and as a matter of good corporate governance. The Audit Committee will consider the outcome of our shareholders’ vote in connection with the Audit Committee’s selection of our independent registered public accounting firm in the next fiscal year, but is not bound by the shareholders’ vote. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time if it determines that a change would be in the best interests of our Company and our shareholders.

We expect a representative of BDO to attend the Annual Meeting.  The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions.

Fees Paid to BDO

	Year Ended 12/31/2016	Year Ended 12/31/2015
Audit Fees(1)	$128,875	$134,600
Audit-Related Fees	—	18,500(2)
Tax Fees	—	—
All Other Fees	—	—
Total	$128,875	$153,100

(1)
Audit Fees— this category includes the audit of our annual financial statements, review of financial statements included in the Company’s Form 10-Q Quarterly Reports and services that are normally provided by the independent auditors in connection with engagements for those fiscal years.

(2)
Audit-Related Fees — this category consists of assurance services by the independent auditors in connection with the Company’s pro forma financial statements related to the acquisition of Dolphin Films in 2016.

The Audit Committee reviews, and in its sole discretion pre-approves, our independent auditors’ annual engagement letter including proposed fees and all auditing services provided by the independent auditors. Accordingly, our Audit Committee approved all services rendered by BDO during fiscal year 2016, as described above. The Audit Committee has not implemented a policy or procedure which delegates the authority to approve, or pre-approve, audit or permitted non-audit services to be performed by BDO.  Our Board may not engage the independent auditors to perform the non-audit services proscribed by law or regulation.

Dolphin Digital Media | 2017 Proxy Statement 26

Audit Committee Report

The Audit Committee oversees the accounting and financial reporting processes of the Company on behalf of the Board.  Management has primary responsibility for our financial statements, financial reporting process and internal controls over financial reporting.  The independent auditors are responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and evaluating the effectiveness of internal controls and issuing reports thereon.  The Audit Committee’s responsibility is to select the independent auditors and monitor and oversee our accounting and financial reporting processes, including our internal controls over financial reporting, and the audits of our financial statements.

In 2016, the Audit Committee met and held discussions with management and the independent auditors.  In the discussions related to our financial statements for fiscal year 2016, management represented to the Audit Committee that such financial statements were prepared in accordance with U.S. generally accepted accounting principles.  The Audit Committee reviewed and discussed with management the financial statements for fiscal year 2016.  In fulfilling its responsibilities, the Audit Committee discussed with the independent auditors those matters required to be discussed by the auditors with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board.  In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the written disclosures and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2016 be included in the Company’s 2016 annual report on Form 10-K, for filing with the SEC.

The Audit Committee: Michael Espensen Nicholas Stanham

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that might incorporate future filings, including this proxy statement, in whole or in part, the Audit Committee Report above shall not be incorporated by reference into this proxy statement.

Dolphin Digital Media | 2017 Proxy Statement 27

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below shows the beneficial ownership as of April 17, 2017, of our common stock and our Series C Convertible Preferred Stock held by each of our directors, director nominees, named executive officers, all current directors and executive officers as a group and each person known to us to be the beneficial owner of more than 5% of our outstanding common stock of 5% of our Series C Convertible Preferred Stock. The percentages in the table below are based on 18,755,865 shares of common stock outstanding and 1,000,000 shares of Series C Convertible Preferred Stock outstanding as of April 17, 2017. Shares of common stock that will be issuable upon conversion of the Series C Convertible Preferred Stock are not included in such calculation as the Board has not determined that an optional conversion threshold (as defined below) has occurred. The Series C Convertible Preferred Stock is convertible in accordance with the terms set forth in our Amended Articles of Incorporation, a conformed copy of which was filed with our Form 10-Q for the quarter ended March 31, 2016 with the SEC.

Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Exchange Act. Except as indicated by footnote and subject to community property laws, where applicable, to our knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock that are shown as beneficially owned by them. In computing the number of shares owned by a person and the percentage ownership of that person, any such shares subject to warrants or other convertible securities held by that person that were exercisable as of April 17, 2017 or that will become exercisable within 60 days thereafter are deemed outstanding for purposes of that person’s percentage ownership but not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as required by law, holders of Series C Convertible Preferred Stock will only have voting rights once the independent directors of the Board determine that an optional conversion threshold has occurred.

Common Stock
Name and Address of Owner(1)	# of Shares of Common Stock	% of Class (Common Stock)
Directors and Executive Officers
William O’Dowd, IV(2)	3,251,687	17.3%
Michael Espensen	555	*
Nelson Famadas	3,685	*
Allan Mayer	353,045	1.9%
Mirta A Negrini	––	*
Justo Pozo(3)	2,366,909	12.6%
Nicholas Stanham, Esq.(4)	28,667	*
All Directors and Executive Officers as a Group (5 persons)	3,285,191	17.5%
5% Holders
Stephen L. Perrone(5)	4,050,000	21.2%
T Squared Partners LP(6)	2,082,000	9.9%
Alvaro and Lileana de Moya(7)	1,207,483	6.4%

Series C Convertible Preferred Stock
Name and Address of Owner(1)	# of Shares of Preferred Stock	% of Class (Preferred Stock)
William O’Dowd, IV(8)	1,000,000	100%

* Less than 1% of outstanding shares.

Dolphin Digital Media | 2017 Proxy Statement 28

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(1)
Unless otherwise indicated, the address of each shareholder is c/o Dolphin Digital Media, Inc., 2151 Le Jeune Road, Suite 150, Mezzanine, Coral Gables, Florida, 33134.

(2)
The amount shown includes (1) 1,242,104 shares of common stock held by Dolphin Digital Media Holdings LLC, which is wholly-owned by Mr. O’Dowd, (2) 1,055,682 shares of common stock held by Dolphin Entertainment, which is wholly-owned by Mr. O’Dowd and (3) 953,900 shares of common stock held by Mr. O’Dowd individually. Does not include shares of common stock that are issuable upon conversion of the Series C Convertible Preferred Stock upon the determination by the independent directors of the Board that an optional conversion threshold has occurred. In accordance with the terms of our Amended Articles of Incorporation, each share of Series C Convertible Preferred Stock will be convertible into one-twentieth (1/20) of a share of common stock, subject to adjustment for each issuance of common stock (but not upon issuance of common stock equivalents) that occurred, or occurs, from the date of issuance of the Series C Convertible Preferred Stock (the “issue date”) until the fifth (5th) anniversary of the issue date (i) upon the conversion or exercise of any instrument issued on the issued date or thereafter issued (but not upon the conversion of the Series C Convertible Preferred Stock), (ii) upon the exchange of debt for shares of common stock, or (iii) in a private placement, such that the total number of shares of common stock held by an “Eligible Class C Preferred Stock Holder” (based on the number of shares of common stock held as of the date of issuance) will be preserved at the same percentage of shares of common stock outstanding held by such Eligible Class C Preferred Stock Holder on such date. An Eligible Class C Preferred Stock Holder means any of (i) Dolphin Entertainment for so long as Mr. O’Dowd continues to beneficially own at least 90% and serves on the board of directors or other governing entity, (ii) any other entity in which Mr. O’Dowd beneficially owns more than 90%, or a trust for the benefit of others, for which Mr. O’Dowd serves as trustee and (iii) Mr. O’Dowd individually. Series C Convertible Preferred Stock will only be convertible by the Eligible Class C Preferred Stock Holder upon the Company satisfying one of the “optional conversion thresholds”. Specifically, a majority of the independent directors of the Board, in its sole discretion, must have determined that the Company accomplished any of the following (i) EBITDA of more than $3.0 million in any calendar year, (ii) production of two feature films, (iii) production and distribution of at least three web series, (iv) theatrical distribution in the United States of one feature film, or (v) any combination thereof that is subsequently approved by a majority of the independent directors of the Board based on the strategic plan approved by the Board. While certain events may have occurred that could be deemed to have satisfied this criteria, the independent directors of the Board have not yet determined that an optional conversion threshold has occurred.

(3)
The amount shown includes: (i) 1,018,888 shares held by Pozo Opportunity Fund I; (ii) 632,800 shares held by Pozo Opportunity Fund II; (iii) 1,875 shares held by Justo Pozo, Trustee FBO Zulita Pina Irrevocable Trust; (iv) 1,750 shares held by Justo Pozo ACF Ricardo S. Pozo U/FI/UTMA; (v) 49,706 shares held by Justo Luis and Sylvia E. Pozo; and (vi) 661,890 held by Pozo Capital Partners LLP. Mr. Pozo is the beneficial owner of all of the shares and has sole voting and dispositive power with respect to all of the shares.

(4)
Mr. Stanham shares voting and dispositive power with respect to all of the shares of common stock with his spouse.

(5)
The amount shown includes: (i) 2,470,000 shares held by KCF Investments LLC; (ii) 770,000 shares held by BBCF 2011 LLC; (iii) 450,000 shares held by BBCD LLC; and (iv) 10,000 shares held by Mr. Perrone as an individual. The amount shown also includes 350,000 shares issuable upon the exercise of a common stock purchase warrant that is exercisable within 60 days after April 17, 2017. Stephen L. Perrone (4450 US Highway #1, Vero Beach, FL 32967) is the beneficial owner of all of the shares and has sole voting and dispositive power with respect to all of the shares.

Dolphin Digital Media | 2017 Proxy Statement 29

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(6)
The amount shown is based upon: (i) 24,230 shares issuable upon the exercise of a Class E Warrant; (ii) 350,000 shares issuable upon the exercise of a Class F Warrant; (iii) 1,500,000 shares issuable upon the exercise of a Class G Warrant; (iv) 500,000 shares issuable upon the exercise of a Class H Warrant; (v) 500,000 shares issuable upon the exercise of a Class I Warrant; and (vi) 30,177 shares held by Mark Jensen and/or Thomas M. Suave and related entities owned by Mark Jensen and/or Thomas M. Suave. Each of the warrants is convertible/exercisable within 60 days after April 17, 2017, to the extent that after giving effect to such conversion/exercise, the holder (together with the holder’s affiliates) would not beneficially own in excess of 9.9% of the number of shares of common stock outstanding immediately after giving effect to such conversion/exercise. Mark Jensen and Thomas M. Suave are both principals of T Squared Partners LP (P.O. Box 606, Fishers, IN 46038) and are each deemed to have beneficial ownership of all the shares. Mr. Jensen and Mr. Suave have shared voting and dispositive power over all shares beneficially owned by T Squared Partners LP.

(7)
The amount shown includes: (i) 150,000 shares held by the Alvaro de Moya Revocable Trust; (ii) 150,000 shares held by the Lileana de Moya Revocable Trust; (iii) 200,000 shares held by the Lileana de Moya Lifetime Trust; (iv) 20,000 shares held by the Alvaro de Moya Grantor Retained Annuity Trust and (v) 687,483 held by Alvaro and Lileana de Moya.

(8)
The Series C Convertible Preferred Stock are held by Dolphin Entertainment which is wholly-owned by Mr. O’Dowd.

Dolphin Digital Media | 2017 Proxy Statement 30

OTHER MATTERS

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and certain officers, and persons who own more than 10% of our common stock, to file with the SEC reports of ownership and changes in ownership of our common stock and other equity securities.  Based solely on a review of such reports that were filed with the SEC, all filings required of directors and Section 16 officers and persons who own more than 10% of our common stock in 2016 were made on a timely basis, with the exception of William O’Dowd, IV who reported two late transactions on a Form 4 and Nelson Famadas who reported one late transaction on a Form 4, in each case due to an administrative oversight.

Shareholder Proposals for 2018 Annual Meeting of Shareholders

Shareholder proposals should be sent to the Company at the address set forth in the Notice.  To be considered for inclusion in the Company’s proxy statement for the 2018 Annual Meeting of Shareholders, the deadline for submission of shareholder proposals, pursuant to Rule 14a-8 of the Exchange Act is January 19, 2018.

Transaction of Other Business

At the date of this proxy statement, the only business which our Board intends to present or knows that others will present at the Annual Meeting is as set forth above.  If any other matter or matters are properly brought before the Annual Meeting, or an adjournment or postponement thereof, it is the intention of the person named in the accompanying form of proxy to vote the proxy on such matters in accordance with his best judgment.

List of Shareholders Entitled To Vote at the Annual Meeting

The names of shareholders of record entitled to vote at the Annual Meeting will be available at our corporate office for a period of 10 days prior to the Annual Meeting and continuing through the Annual Meeting.

Expenses Relating to this Proxy Solicitation

We will pay all expenses relating to this proxy solicitation.  In addition to this solicitation by mail, our officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity.

Communication with the Company’s Board of Directors

Shareholders may communicate with the Board by directing their communications in a hard copy (i.e., non-electronic) written form to the following address:  Board of Directors, Dolphin Digital Media, Inc., 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134.  A shareholder communication must include a statement that the author of such communication is a beneficial or record owner of shares of stock of the Company.  Our Corporate Secretary or an officer of the Company will review all communications meeting the requirements discussed above and will remove any communications relating to (i) the purchase or sale of products or services, (ii) communications from landlords relating to our obligations or the obligations of one of our subsidiaries under a lease, (iii) communications from suppliers or vendors relating to our obligations or the obligations of one of our subsidiaries to such supplier or vendor, (iv) communications from opposing parties relating to pending or threatened legal or administrative proceedings regarding matters not related to securities law matters or fiduciary duty matters, and (v) any other communications that the Corporate Secretary or officer of the Company deems, in his or her reasonable discretion, unrelated to the business of the Company.  The Corporate Secretary or officer of the Company will compile all communications not removed in accordance with the procedure described above and will distribute such qualifying communications to the intended recipient(s).  A copy of any qualifying communications that relate to our accounting and auditing practices will also be sent directly to the Audit Committee whether or not it was directed to such persons.

Dolphin Digital Media | 2017 Proxy Statement 31

OTHER MATTERS

Available Information

We maintain an internet website at www.dolphindigitalmedia.com.  Copies of the Audit Committee Charter and our Code of Ethics, can be found on our website, www.dolphindigitalmedia.com, by clicking on Investor Relations, and such information is also available in print to any shareholder who requests it by writing to the Company at the address below.

We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the 2016 annual report on Form 10-K as filed with the SEC, including the financial statements and schedules thereto, but not the exhibits. In addition, such report is available, free of charge, through our website, www.dolphindigitalmedia.com, by clicking on Investor Relations and then SEC Filings. A request for a copy of such report should be directed to Dolphin Digital Media, Inc., 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, FL 33134, Attention:  Mirta A Negrini, Telephone:  (305) 774-0407. A copy of any exhibit to the 2016 annual report on Form 10-K will be forwarded following receipt of a written request to the Company.

Electronic Delivery

We have elected to take advantage of the SEC’s rule that allows us to furnish proxy materials to you online. We believe electronic delivery will expedite shareholders’ receipt of materials, while lowering costs and reducing the environmental impact of our Annual Meeting by reducing printing and mailing of full sets of materials. We mailed the Notice containing instructions on how to access our proxy statement and 2016 annual report on Form 10-K online on or about May 1, 2017. If you would like to receive a paper copy of the proxy materials, the Notice contains instructions on how to receive a paper copy.

Householding

We have adopted a procedure approved by the SEC called “householding.”   Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our proxy statement, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies.  This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of materials from the Company, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of materials from the Company for your household, please contact our transfer agent, Nevada Agency and Transfer Company in writing at 50 West Liberty Street, Suite 880, Reno, Nevada 8950, or by telephone at (775) 322-0626.

If you participate in householding and wish to receive a separate copy of the proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of materials from the Company in the future, please contact our transfer agent as indicated above.  Beneficial shareholders can request information about householding from their nominee.

Dolphin Digital Media | 2017 Proxy Statement 32

ANNEX A

DOLPHIN DIGITAL MEDIA, INC.
2017 EQUITY INCENTIVE PLAN

 Page  A-

1	Purpose	1
2	Definitions	1
3	Administration.	5
4	Shares Subject to Plan.	6
5	Eligibility; Per-Participant Limitations	7
6	Specific Terms of Awards.	7
7	Certain Provisions Applicable to Awards.	11
8	Code Section 162(m) Provisions.	13
9	Change in Control.	14
10	General Provisions.	16

  Dolphin Digital Media | 2017 Proxy Statement i

ANNEX A

DOLPHIN DIGITAL MEDIA, INC.
2017 EQUITY INCENTIVE PLAN

1. Purpose.  The purpose of this 2017 EQUITY INCENTIVE PLAN (the “Plan”) is to assist Dolphin Digital Media, Inc., a Florida corporation and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s shareholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of shareholder value.

2. Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof.  If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant’s estate.

(d) “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e) “Board” means the Company’s Board of Directors.

(f) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement.  In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity.  The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(g) “Change in Control” means a Change in Control as defined in Section 9(b) of the Plan.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

Dolphin Digital Media | 2017 Proxy Statement A-1

ANNEX A

(i) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of  Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(j) “Company” means Dolphin Digital Media, Inc., a Florida corporation, and any successor thereto.

(k) “Consultant” means any consultant or advisor who provides services to the Company or any Related Entity, so long as (i) such person renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) such person does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) the identity of such person would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on either the exemption from registration provided by Rule 701 under the Securities Act of 1933 or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act of 1933.

(l) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider.  Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement).  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(m) “Covered Employee” means the Person who, as of the end of the taxable year, either is the principal executive officer of the Company or is serving as the acting principal executive officer of the Company, and each other Person whose compensation is required to be disclosed in the Company’s filings with the Securities and Exchange Commission by reason of that person being among the three highest compensated officers (other than the chief financial officer) of the Company as of the end of a taxable year, or such other person as shall be considered a “covered employee” for purposes of Section 162(m) of the Code.

(n) “Director” means a member of the Board or the board of directors of any Related Entity.

(o) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(p) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(q) “Effective Date” means the effective date of the Plan, which shall be the date on which this Plan is approved by shareholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Sections 162(m) (if applicable) and 422 of the Code, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any securities exchange or automated quotation system on which the Shares may be listed or quoted, and any other laws, regulations and obligations of the Company applicable to the Plan.

Dolphin Digital Media | 2017 Proxy Statement A-2

ANNEX A

(r) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity.  The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options.  An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(s) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity, or is a prospective employee of the Company or any Related Entity (conditioned upon and effective not earlier than, such person becoming an employee of the Company or any Related Entity).  The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(u) “Fair Market Value” means the fair market value of Shares, Awards or other property on the date as of which the value is being determined, as determined by the Committee, or under procedures established by the Committee, subject to the following:

(i) If, on such date, the Shares are listed on a national or regional securities exchange or market system, the Fair Market Value of a Share shall be the closing price of a Share (or the mean of the closing bid and asked prices of a Share if the Share is so quoted instead) as quoted on the Nasdaq National Market, The Nasdaq Small Cap Market or such other national or regional securities exchange or market system constituting the primary market for the Share, as reported in The Wall Street Journal or such other source as the Company deems reliable.  If the relevant date does not fall on a day on which the Share has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Share was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.

(ii) If, on such date, the Share are not listed on a national or regional securities exchange or market system, the Fair Market Value of a Share shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

(v) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(w) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(x) “Incumbent Board” means the Incumbent Board as defined in Section 9(b)(ii) hereof.

(y)    “Listing Market” means any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(z) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(aa) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(bb) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(i) hereof.

Dolphin Digital Media | 2017 Proxy Statement A-3

ANNEX A

(cc) “Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(dd) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ee) “Performance Award” means any Award granted pursuant to Section 6(h) hereof.

(ff) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(gg) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(hh) “Prior Plan” means the Dolphin Digital Media, Inc. 2012 Omnibus Incentive Compensation Plan.

(ii) “Related Entity” means any Parent or Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Committee in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly and with respect to which the Company may offer or sell securities pursuant to the Plan in reliance upon either Rule 701 under the Securities Act of 1933 or, if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, registration on a Form S-8 Registration Statement under the Securities Act of 1933.

(jj) “Restricted Stock” means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(kk) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(ll) “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares, or a combination thereof, at the end of a specified deferral period.

(mm) “Restricted Stock Unit Award” means an Award of Restricted Stock Units granted to a Participant under Section 6(e) hereof.

(nn)    “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(oo) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(pp) “Shares” means the shares of common stock of the Company, par value $0.015 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 10(c) hereof.

(qq) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

Dolphin Digital Media | 2017 Proxy Statement A-4

ANNEX A

(rr) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(ss) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3. Administration.

(a) Authority of the Committee.  The Plan shall be administered by the Committee, except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board.  The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.  In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants.  Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Related Entity or any Participant or Beneficiary, or any transferee under Section 10(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.

(b) Manner of Exercise of Committee Authority.  The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, (ii) with respect to any Award that is intended to qualify as “performance-based compensation” under Section 162(m), to the extent necessary in order for such Award to so qualify.  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.  The Committee may delegate to members of the Board, or officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify.  The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability.  The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan.  Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

Dolphin Digital Media | 2017 Proxy Statement A-5

ANNEX A

4. Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan.  Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 2,000,000 Shares. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards.  No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares that would be counted against the limit upon settlement of or relating to then outstanding Awards.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the Plan, subject to Section 4(c)(iii) and (iv) below.

(ii) In the event that any Option or other Award granted under this Plan is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option or other Award, are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period.  Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its shareholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s shareholders under the rules of the Listing Market.  Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv) Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(v) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 10(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 2,000,000 Shares.  In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the date on which the Board adopts the Plan.

(d) No Awards Under Prior Plan.  In light of the adoption of this Plan, no awards shall be made under the Prior Plan after the Effective Date.

Dolphin Digital Media | 2017 Proxy Statement A-6

ANNEX A

5. Eligibility; Per-Participant Limitations

.  Awards may be granted under the Plan only to Eligible Persons.  Subject to adjustment as provided in Section 10(c) of this Plan, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options and/or Stock Appreciation Rights with respect to more than 600,000 Shares or (ii) Restricted Stock and/or Other Stock-Based Awards payable in Shares and that are subject to Section 8 hereof, with respect to more than 600,000 Shares.  In addition, the maximum dollar value payable to any one Participant with respect to any Awards that are subject to Section 8 hereof, and that are payable in cash or other property other than Shares is (x) $1,000,000 with respect to any 12 month Performance Period (pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365), and (y) with respect to any Performance Period that is more than 12 months, $2,000,000.

6. Specific Terms of Awards.

(a) General.  Awards may be granted on the terms and conditions set forth in this Section 6.  In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award.  Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.  Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Florida law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options.  The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price.  Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option.  If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise.  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method by which notice of exercise is to be given and the form of exercise notice to be used, the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Form of Settlement.  The Committee may, in its sole discretion, provide that the Shares to be issued upon exercise of an Option shall be in the form of Restricted Stock or other similar securities.

Dolphin Digital Media | 2017 Proxy Statement A-7

ANNEX A

(iv) Incentive Stock Options.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code.  Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification.  Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant;

(B) the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

(C) if Shares acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(c) Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment.  A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee.  The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

(ii) Other Terms.  The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

Dolphin Digital Media | 2017 Proxy Statement A-8

ANNEX A

(iii) Tandem Stock Appreciation Rights.  Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option.  Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option.  In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards.  The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions.  Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period.  The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.  The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter.  Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).  During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 10(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary.

(ii) Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits.  As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan, or except as otherwise provided in the last sentence of Section 6(h) hereof, may require that payment be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend is payable, in each case in a manner that does not violate the requirements of Section 409A of the Code.  Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

Dolphin Digital Media | 2017 Proxy Statement A-9

ANNEX A

(e) Restricted Stock Unit Award.  The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions.  Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code).  In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine.  A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.  Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership.  Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

(ii) Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii) Dividend Equivalents.  Unless otherwise determined by the Committee at the date of grant, and except as otherwise provided in the last sentence of Section 6(h) hereof, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred (with or without interest as determined by the Committee in its sole discretion) with respect to such Restricted Stock Unit Award and may require or permit the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.  The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant.  If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Restricted Stock Unit Award, but in no event later than 12 months before the first date on which any portion of such Restricted Stock Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code).

(f) Bonus Stock and Awards in Lieu of Obligations.  The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act.  Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

Dolphin Digital Media | 2017 Proxy Statement A-10

ANNEX A

(g) Dividend Equivalents.  The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments.  Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award.  The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at some later date, or whether such Dividend Equivalents shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.  Any such determination by the Committee shall be made at the grant date of the applicable Award.  Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

(h) Performance Awards.  The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee, subject to the provisions of Section 8 if and to the extent that the Committee shall, in its sole discretion, determine that an Award shall be subject to those provisions.  The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award.  Except as provided in Section 9 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period.  The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 8(b), or in the case of an Award that the Committee determines shall not be subject to Section 8 hereof, any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose.  The amount of the Award to be distributed shall be conclusively determined by the Committee.  Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

(i) Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan.  Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan.  The Committee shall determine the terms and conditions of such Awards.  Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

7. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity.  Such additional, tandem, and substitute or exchange Awards may be granted at any time.  If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award.  In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to be exempt from or comply with Section 409A of the Code.

Dolphin Digital Media | 2017 Proxy Statement A-11

ANNEX A

(b) Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant.  Any installment or deferral provided for in the preceding sentence shall, however, subject to the terms of the Plan, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, all applicable rules of the Listing Market and any other applicable law, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code.  Subject to Section 7(e) of this Plan, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control).  Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price.  Installment or deferred payments may be required by the Committee (subject to Section 7(e) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee.  The acceleration of the settlement of any Award, and the payment of any Award in installments or on an deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code.  The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability.  It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant).  Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A.

(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

Dolphin Digital Media | 2017 Proxy Statement A-12

ANNEX A

(A) Payments under the Section 409A Plan may be made only upon (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeble emergency”;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

8. Code Section 162(m) Provisions.

(a) Covered Employees.  Unless otherwise specified by the Committee, the provisions of this Section 8 shall be applicable to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award, or Other Stock-Based Award if it is granted to an Eligible Person who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, and is intended to qualify as “performance-based compensation” that is exempt from the deduction limitations imposed under Section 162(m) of the Code.

Dolphin Digital Media | 2017 Proxy Statement A-13

ANNEX A

(b) Performance Criteria. If a Performance Award is subject to this Section 8, then the payment or distribution thereof or the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be contingent upon achievement of one or more objective performance goals. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being substantially uncertain. One or more of the following business criteria for the Company, on a consolidated basis, and/or for Related Entities, or for business or geographical units of the Company and/or a Related Entity (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Awards: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income or income from operations; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) completion of production or stages of production within specified time and/or budget parameters; (12) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (13) total shareholder return; (14) debt reduction; (15) market share; (16) entry into new markets, either geographically or by business unit; (17) client retention and satisfaction; (18) strategic plan development and implementation, including turnaround plans; and/or (19) the Fair Market Value of a Share. Any of the above goals may be determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of companies that are comparable to the Company. In determining the achievement of the performance goals, the Committee may, at the time the performance goals are set, require that those goals be determined by excluding the impact of (i) restructurings, discontinued operations, and extraordinary items (as defined pursuant to generally accepted accounting principles), and other unusual or non-recurring charges, (ii) change in accounting standards required by generally accepted accounting principles; or (iii) such other exclusions or adjustments as the Committee specifies at the time the Award is granted.

(c) Performance Period; Timing For Establishing Performance Goals.  Achievement of performance goals in respect of Awards subject to this Section 8 shall be measured over a Performance Period no shorter than 3 months, or no shorter than 12 months with respect to Covered Employees, and no longer than five years, as specified by the Committee.  Performance goals shall be established not later than 90 days after the beginning of any Performance Period applicable to Awards, subject to this Section 8, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code.

(d) Adjustments.  The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with Awards subject to this Section 8, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of an Award subject to this Section 8.  The Committee shall specify the circumstances in which such Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a Performance Period or settlement of Awards.

(e) Committee Certification.  No Participant shall receive any payment under the Plan that is subject to this Section 8 unless the Committee has certified, by resolution or other appropriate action in writing, that the performance criteria and any other material terms previously established by the Committee or set forth in the Plan, have been satisfied to the extent necessary to qualify as “performance based compensation” under Section 162(m) of the Code.

9. Change in Control.

(a) Effect of “Change in Control.”  If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, and except as otherwise provided in Section 9(a)(iv) hereof, upon the occurrence of a “Change in Control,” as defined in Section 9(b):

Dolphin Digital Media | 2017 Proxy Statement A-14

ANNEX A

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 10(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the Performance Period completed as of the Change in Control), except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a).

(b) Definition of “Change in Control”.  Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person, other than William O’Dowd, of Beneficial Ownership  (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than thirty percent (30%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 9(b), the following acquisitions shall not constitute or result in a Change in Control:  (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

Dolphin Digital Media | 2017 Proxy Statement A-15

ANNEX A

(iii) Consummation of (A) a reorganization, merger, statutory share exchange or consolidation or similar transaction involving (x) the Company or (y) any of its Related Entities, but in the case of this clause (y) only if equity securities of the Company are issued or issuable in connection with the transaction (each of the events referred to in this clause (A) being hereinafter referred to as a “Business Reorganization”), or (B) a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Related Entities (each an “Asset Sale”), in each case, unless, following such Business Reorganization or Asset Sale, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Reorganization or Asset Sale beneficially own, directly or indirectly, more than thirty percent (30%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Reorganization or Asset Sale (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Entity”) in substantially the same proportions as their ownership, immediately prior to such Business Reorganization or Asset Sale, of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be (excluding any outstanding equity or voting securities of the Continuing Entity that such Beneficial Owners hold immediately following the consummation of the Business Reorganization or Asset Sale as a result of their ownership, prior to such consummation, of equity or voting securities of any company or other entity involved in or forming part of such Business Reorganization or Asset Sale other than the Company), (2) no Person (excluding any employee benefit plan (or related trust) of the Company or any Continuing Entity or any entity controlled by the Continuing Entity or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, thirty percent (30%) or more of the value of the then outstanding equity securities of the Continuing Entity or the combined voting power of the then outstanding voting securities of the Continuing Entity except to the extent that such ownership existed prior to the Business Reorganization or Asset Sale and (3) at least a majority of the members of the Board of Directors or other governing body of the Continuing Entity were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Reorganization or Asset Sale; or

(iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

10. General Provisions.

(a) Compliance With Legal and Other Requirements.  The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

Dolphin Digital Media | 2017 Proxy Statement A-16

ANNEX A

(b) Limits on Transferability; Beneficiaries.  No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a “Permitted Assignee” that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of securities on a Form S-8 registration statement.  For this purpose, a Permitted Assignee shall mean (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the persons referred to in clauses (i) and (ii) are the only partners, members or shareholders, or (iv) a foundation in which any person or entity designated in clauses (i), (ii) or (iii) above control the management of assets.  A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards.  In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem appropriate and equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate in order to prevent the reduction or enlargement of benefits under any Award.

Dolphin Digital Media | 2017 Proxy Statement A-17

ANNEX A

(ii) Adjustments in Case of Certain Transactions.  In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control (and subject to the provisions of Section 9 of this Plan relating to the vesting of Awards in the event of any Change in Control), any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (A) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (B) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (C) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (D) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction).  For the purposes of this Plan, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award shall be considered assumed or substituted for if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award immediately prior to the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction.  The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.  The Committee shall give written notice of any proposed transaction referred to in this Section 10(c)(ii) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction).  A Participant may condition his or her exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments.  The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted pursuant to Section 8(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

Dolphin Digital Media | 2017 Proxy Statement A-18

ANNEX A

(d) Award Agreements.  Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require.  The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company.  The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

(e) Taxes.  The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.  This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.  The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to the Award or by delivering Shares already owned shall not exceed the maximum statutory withholding required with respect to that Award (or such other limit as the Committee shall impose, including without limitation, any limit imposed to award or limit any financial accounting expense relating to the Award).

(f) Changes to the Plan and Awards.  The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award.  The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.

(g) Clawback of Benefits.

(i) The Company may (A) cause the cancellation of any Award, (B) require reimbursement of any Award by a Participant or Beneficiary, and (C) effect any other right of recoupment of equity or other compensation provided under this Plan or otherwise in accordance with any Company policies that currently exist or that may from time to time be adopted or modified in the future by the Company and/or applicable law (each, a “Clawback Policy”).  In addition, a Participant may be required to repay to the Company certain previously paid compensation, whether provided under this Plan or an Award Agreement or otherwise, in accordance with any Clawback Policy.  By accepting an Award, a Participant is also agreeing to be bound by any existing or future Clawback Policy adopted by the Company, or any amendments that may from time to time be made to the Clawback Policy in the future by the Company in its discretion (including without limitation any Clawback Policy adopted or amended to comply with applicable laws or stock exchange requirements) and is further agreeing that all of the Participant’s Award Agreements may be unilaterally amended by the Company, without the Participant’s consent, to the extent that the Company in its discretion determines to be necessary or appropriate to comply with any Clawback Policy.

Dolphin Digital Media | 2017 Proxy Statement A-19

ANNEX A

(ii) If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Related Entity or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Related Entity, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement or otherwise specified by the Committee

(h) Limitation on Rights Conferred Under Plan.  Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of shareholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award.  None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award.  Neither the Company, nor any Related Entity, nor any of the their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(i) Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan.  Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.  The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(j) Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Section 162(m) of the Code.

(k) Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Dolphin Digital Media | 2017 Proxy Statement A-20

ANNEX A

(l) Governing Law.  Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Florida without giving effect to principles of conflict of laws, and applicable federal law.

(m) Non-U.S. Laws.  The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(n) Plan Effective Date; Termination of Plan.  The Plan shall become effective on the Effective Date.  The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) the tenth anniversary of the Effective Date.  Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

(o) Construction and Interpretation.  Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

(p) Severability.  If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

Dolphin Digital Media | 2017 Proxy Statement A-21

ANNEX B

SECOND AMENDED ARTICLES OF INCORPORATION

  Dolphin Digital Media | 2017 Proxy Statement i

ANNEX B

SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

DOLPHIN ENTERTAINMENT, INC.

ARTICLE I.
Name, Principal Place of Business and
Registered Agent and Office

The name of the Corporation is Dolphin Entertainment, Inc.  The principal place of business and mailing address of this Corporation shall be 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, Florida 33134.

The street address of the registered office of this Corporation is Dolphin Entertainment, Inc., 2151 Le Jeune Road, Suite 150-Mezzanine, Coral Gables, Florida 33134.  The name of the registered agent of this Corporation at such address is Mirta A. Negrini.

ARTICLE II.
Purpose and Powers

The purpose for which the Corporation is organized is to engage in or transact any and all lawful activities or business for which a corporation may be incorporated under the laws of the State of Florida.  The Corporation shall have all of the corporate powers enumerated in the Florida Business Corporation Act.

ARTICLE III.
Capital Stock

A. AUTHORIZED SHARES

The total number of shares of all classes of stock that the Corporation shall have the authority to issue is Four Hundred Ten Million (410,000,000) shares, of which Four Hundred Million (400,000,000) shares shall be Common Stock, par value $0.015 per share (“Common Stock”) and Ten Million (10,000,000) shares shall be Preferred Stock, having a par value of $0.001 per share (“Preferred Stock”).  The Board of Directors is expressly authorized to provide for the classification and reclassification of any unissued shares of Common Stock or Preferred Stock and the issuance thereof in one or more classes or series without the approval of the stockholders of the Corporation.  Of the Preferred Stock, 50,000 shares have been designated Series C Convertible Preferred Stock, par value $0.001 per share.

On the close of business on May 10, 2016 (the “Effective Date”), each twenty (20) shares of Common Stock issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Date, automatically and without any action on the part of the respective holders thereof or the Company, was combined and converted into one (1) share of Common Stock, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”).  No fractional shares of Common Stock were issued in connection with the Reverse Stock Split.  Rather, fractional shares created as a result of the Reverse Stock Split were rounded up to the next whole number, such that, in lieu of fractional shares, each shareholder who would have otherwise been entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split was instead entitled to receive a whole share of Common Stock in respect thereof.

B. PROVISIONS RELATING TO COMMON STOCK

1. Relative Rights.  The Common Stock shall be subject to all of the rights, privileges, preferences and priorities of the Preferred Stock as set forth in the certificate of designations filed to establish the respective series of Preferred Stock.  Except as provided in this Article III.B, each share of Common Stock shall have the same relative rights and shall be identical in all respects as to all matters.

Dolphin Digital Media | 2017 Proxy Statement B-1

ANNEX B

2. Voting Rights.  Each holder of shares of Common Stock shall be entitled to attend all special and annual meetings of the stockholders of the Corporation.  On all matters upon which stockholders are entitled or permitted to vote, every holder of Common Stock shall be entitled to cast one (1) vote in person or by proxy for each outstanding share of Common Stock standing in such holder’s name on the transfer books of the Corporation.  Holders of Common Stock shall not possess cumulative voting rights.  Except as otherwise provided in these Articles of Incorporation or by applicable law, the holders of shares of Common Stock shall vote subject to any voting rights which may be granted to holders of Preferred Stock.

3. Dividends.  Whenever there shall have been paid, or declared and set aside for payment, to the holders of shares of any class of stock having preference over the Common Stock as to the payment of dividends, the full amount of dividends and of sinking fund or retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, and any class or series of stock entitled to participate therewith as to dividends, shall be entitled to receive dividends, when, as, and if declared by the Board of Directors, out of any assets legally available for the payment of dividends thereon.

4. Dissolution, Liquidation, Winding Up.  In the event of any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, the holders of record of the Common Stock then outstanding, and all holders of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets, shall become entitled to participate equally on a per share basis in the distribution of any assets of the Corporation remaining after the Corporation shall have paid or provided for payment of all debts and liabilities of the Corporation, and shall have paid, or set aside for payment, to the holders of any class of stock having preference over the Common Stock in the event of dissolution, liquidation or winding up, the full preferential amounts (if any) to which they are entitled.

C. PROVISIONS RELATING TO PREFERRED STOCK

1. Issuance, Designations, Powers, etc.  The Board of Directors expressly is authorized, subject to limitations prescribed by the Florida Business Corporation Act and the provisions of these Articles of Incorporation, to provide, by resolution for the issuance from time to time of the shares of Preferred Stock in one or more series, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and other rights of the shares of each such series and to fix the qualifications, limitations and restrictions thereon, including, but without limiting the generality of the foregoing, the following:

(a) The number of shares constituting that series and the distinctive designation of that series;

(b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

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ANNEX B

(g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(h) Any other relative powers, preferences, and rights of that series, and qualifications, limitations or restrictions on that series.

2. Dissolution, Liquidation, Winding Up.  In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Preferred Stock of each series shall be entitled to receive only such amount or amounts as shall have been fixed by the resolution or resolutions of the Board of Directors providing for the issuance of such series.

D. PROVISIONS RELATING TO SERIES C CONVERTIBLE PREFERRED STOCK

1. Designation; Amount Limitation of Issuances.  There shall be a series of Preferred Stock that shall be designated as “Series C Convertible Preferred Stock,” and the number of shares constituting such series shall be 50,000.  The number of shares constituting the Series C Convertible Preferred Stock may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series C Convertible Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Company.

The Company may issue shares of Class C Preferred Stock only to an Eligible Class C Preferred Stock Holder, who may transfer such shares only to another Eligible Class C Preferred Stock Holder.

2. Definitions.

Unless the context otherwise requires, each of the terms defined in this Section 2 shall have, for all purposes of this Certificate of Designation, the meaning herein specified (with terms defined in the singular having comparable meanings when used in the plural):

“Articles of Incorporation” means the Company’s Articles of Incorporation, as in effect on the date of this Certificate of Designation.

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

“By-Laws” means the Company’s By-Laws, as amended, as in effect on the date of this Certificate of Designation.

“Capital Stock” means any and all shares, interests, participations or other equivalents in the equity interest (however designated) in the Company.

“Common Share Equivalents” means securities, options, warrants, derivatives, debt instruments or other rights convertible into, or exercisable or exchangeable for, or entitling the holder thereof to receive directly or indirectly, Common Stock.

“Common Stock” means the common stock, $0.015 par value per share, of the Company or any other Capital Stock into which such shares of common stock shall be reclassified or changed.

“Common Stock Transfer Agent” has the meaning set forth in Section 6(c) hereof.

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ANNEX B

“Company’s Organizational Documents” means the Articles of Incorporation, this Certificate of Designations, any other certificate of designations issued pursuant to the Articles of Incorporation, and the By-Laws.

“Conversion Number” has the meaning set forth in Section 6(a) hereof.

“Conversion Shares” has the meaning set forth in Section 6(a) hereof.

“Converted Shares” has the meaning set forth in Section 6(c) hereof.

“Converting Shares” has the meaning set forth in Section 6(c) hereof.

“Dilutive Issuance” has the meaning set forth in Section 6(i) hereof.

“Eligible Class C Preferred Stock Holder” means any of (i) Dolphin Entertainment, Inc., for so long as Bill O’Dowd continues to beneficially own at least 90% and serves at the board of directors or other governing entity, (ii) any other entity that Bill O’Dowd beneficially owns more than 90%, or a trust for the benefit of others, for which Bill O’Dowd serves as trustee and (iii) Bill O’Dowd individually.

“Holders” means the record holders of the shares of Series C Convertible Preferred Stock, as shown on the books and records of the Company.

“Junior Stock” has the meaning set forth in Section 3 hereof.

“Liquidation Event” means (i) any voluntary or involuntary liquidation, dissolution or winding-up of the Company, (ii) the consummation of a merger or consolidation in which the stockholders of the Company prior to such transaction own less than a majority of the voting securities of the entity surviving such transaction, or (iii) the sale, distribution or other disposition of all or substantially all of the Company’s assets.

“Liquidation Preference” has the meaning set forth in Section 5(a) hereof.

“Market Price” means the last reported sale price of the Common Stock on the primary U.S. national securities exchange, automated quotation system or inter-dealer quotation system upon which the Common Stock is then traded or quoted.

“Optional Conversion Threshold” shall mean that the Company has accomplished, as determined by the vote of the majority of the independent directors of the Board in its sole discretion, any of the following (i) EBITDA of more than $3.0 million in any calendar year, (ii) production of two feature films, (iii) production and distribution of at least three web series, (iv) theatrical distribution in the United States of one feature film, or (v) any combination thereof that is subsequently approved by the majority of the independent directors of the Board based on the strategic plan approved by the Board.

“Parity Stock” has the meaning set forth in Section 3 hereof.

“Person” includes all natural persons, corporations, business trusts, limited liability companies, associations, companies, partnerships, joint ventures and other entities, as well as governments and their respective agencies and political subdivisions.

“Senior Stock” has the meaning set forth in Section 3 hereof.

“Series C Convertible Preferred Stock” has the meaning set forth in Section 1 hereof.

“Stated Value” means $0.001 per share of Series C Convertible Preferred Stock, as may be adjusted for any stock split, reverse stock split, dividend or similar event relating to the Series C Convertible Preferred Stock.

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ANNEX B

“Transfer Agent” means the entity designated from time to time by the Company to act as the registrar and transfer agent for the Series C Convertible Preferred stock or, if no entity has been so designated to act in such capacity, the Company.

3. Ranking.

The Series C Convertible Preferred Stock shall, with respect to rights on the liquidation, winding-up and dissolution of the Company (as provided in Section 5 below), rank (a) senior to all classes of Common Stock and to each other class of Capital Stock or series of Preferred Stock established hereafter by the Board of Directors the terms of which expressly provide that such class ranks junior to the Series C Convertible Preferred Stock as to rights on the liquidation, winding-up and dissolution of the Company (collectively referred to as the “Junior Stock”), (b) on a parity with each other class of Capital Stock or series of Preferred Stock established hereafter by the Board of Directors as to rights on the liquidation, winding-up and dissolution of the Company (collectively referred to as the “Parity Stock”) and (c) junior to any future class of Preferred Stock established hereafter by the Board of Directors, the terms of which expressly provide that such class ranks senior to the Series C Convertible Preferred Stock as to rights on the liquidation, winding-up and dissolution of the Company (collectively referred to as the “Senior Stock”).

The Series C Convertible Preferred Stock shall, with respect to rights to dividends (as provided in Section 4 below), rank on a parity with each class of Common Stock.

4. Dividends.

The Company shall not declare, pay or set aside any dividends on shares of Common Stock (other than dividends on shares of Common Stock payable solely in shares of Common Stock) unless (in addition to the obtaining of any consents required elsewhere in the Company’s Organizational Documents) the Holders simultaneously receive a dividend on each outstanding share of Series C Convertible Preferred Stock in an amount equal to that dividend per share of Series C Convertible Preferred Stock as would equal the product of the dividend payable on each share of Common Stock and the number of shares of Common Stock then issuable upon conversion of one share of Series C Convertible Preferred Stock, in each case calculated on the record date for determination of holders entitled to receive such dividend and without regard to any limitation on conversion set forth in Section 6(b) hereof.

5. Liquidation Preference.

(a) Except as otherwise provided in Section 6(h), upon any Liquidation Event, each Holder shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, on account of each share of Series C Convertible Preferred Stock held by such Holder, (i) prior to the holders of any class or series of Common Stock and Junior Stock, (ii) pro rata with the holders of any Parity Stock and (iii) after the holders of any Senior Stock, an amount (such amount, the “Liquidation Preference”) equal to the Stated Value.

(b) Except as otherwise provided in Section 6(h), upon any Liquidation Event, after the payment of the Liquidation Preference the remaining assets of the Company available for distribution to its stockholders shall be distributed first to satisfy any preference of any other Preferred Stock that was junior to the Series C Convertible Preferred Stock and then among the Holders and the holders of the shares of Capital Stock, pro rata, based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to Common Stock pursuant to the terms of this Certificate of Designation (or any other applicable certificate of designation) immediately prior to such Liquidation Event without regard to any limitation on conversion set forth in Section 6(b) hereof.

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ANNEX B

6. Conversion.

(a) Holder’s Right to Convert.  Upon the Board’s determination that an Optional Conversion Threshold has been met, subject to the provisions of Section 6(c) hereof, each Holder shall have the right, upon the delivery of a written notice to the Company, to convert any share of Series C Convertible Preferred Stock held by it into that number of fully paid and nonassessable shares of Common Stock (“Conversion Shares”) equal to the Conversion Number at the time in effect.  Any Holder may convert all or less than all of the shares of Series C Convertible Preferred Stock held by it at any time after such determination.  Any Holder’s conversion of shares of Series C Convertible Preferred Stock under this Section 6(a) shall not be effective unless such Holder has also complied with the provisions set forth in Section 6(c) hereof at the time of delivery of its aforesaid written notice to the Company.  The initial “Conversion Number” per share of Series C Convertible Preferred Stock shall be one (1); provided, however, that the Conversion Number in effect from time to time shall be subject to adjustment as provided hereinafter.

(b) Automatic Conversion.  The Class C Preferred Stock shall automatically be converted upon the occurrence of any of the following events:

(i) Each outstanding share of Class C Preferred Stock which is transferred to any holder other than an Eligible Class C Preferred Stock Holder shall automatically convert into that number of fully paid and nonassessable Conversion Shares equal to the Conversion Number at the time in effect.

(ii) If the aggregate number of shares of Common Stock plus Conversion Shares (issuable upon conversion of the Class B Convertible Preferred Stock and the Class C Convertible Preferred Stock) held by the Eligible Class C Preferred Stock Holders in the aggregate constitute 10% or less of the sum of (x) the outstanding shares of Common Stock of the Company plus (y) all Conversion Shares held by the Eligible Class C Preferred Stock Holders, then each outstanding Class C Convertible Preferred Stock then outstanding will automatically convert into that number of fully paid and nonassessable Conversion Shares equal to the Conversion Number at the time in effect.

(iii) At such time as a Holder of Class C Preferred Stock ceases to be an Eligible Class C Preferred Stock Holder, each share of Class C Preferred Stock held by such person or entity shall immediately convert into that number of fully paid and nonassessable Conversion Shares equal to the Conversion Number at the time in effect.

(c) Conversion Procedures.  Each conversion of shares of Series C Convertible Preferred Stock into shares of Common Stock shall be effected by the surrender of the certificate(s) evidencing the shares of Series C Convertible Preferred Stock to be converted (the “Converting Shares”) at the principal office of the Company (or such other office or agency of the Company as the Company may designate by notice in writing to the Holders of the Series C Convertible Preferred Stock) at any time during its usual business hours, together with written notice by the holder of such Converting Shares, (i) stating that the Holder desires to convert the Converting Shares, or a specified number of such Converting Shares, evidenced by such certificate(s) into shares of Common Stock (the “Converted Shares”), and (ii) giving the name(s) (with addresses) and denominations in which the Converted Shares should either be registered with the Company’s transfer agent and registrar for the Common Stock (the “Common Stock Transfer Agent”) on its records in book-entry form under The Direct Registration System or certificated, and, in either case, instructions for the delivery of a statement evidencing book-entry ownership of the Converted Shares or the certificates evidencing the Converted Shares.  Upon receipt of the notice described in the first sentence of this Section 6(c), together with the certificate(s) evidencing the Converting Shares, the Company shall be obligated to, and shall, cause to be issued and delivered in accordance with such instructions, as applicable, either (x) a statement from the Common Stock Transfer Agent evidencing ownership of the Converted Shares, registered in the name of the Holder or its designee on the Common Stock Transfer Agent’s records in book-entry form under The Direct Registration System or (y) certificate(s) evidencing the Converted Shares and, if applicable, a certificate (which shall contain such applicable legends, if any, as were set forth on the surrendered certificate(s)) representing any shares which were represented by the certificate(s) surrendered to the Company in connection with such conversion but which were not Converting Shares and, therefore, were not converted.  All or some Converted Shares so issued whether in book-entry form under the Direct Registration System or in certificated form may be subject to restrictions on transfer as required by applicable federal and state securities laws.  Any such Converted Shares subject to restrictions on transfer under applicable federal and state securities laws shall be encumbered by stop transfer orders and restrictive legends (or equivalent encumbrances).  Such conversion, to the extent permitted by law, shall be deemed to have been effected as of the close of business on the date on which such certificate(s) shall have been surrendered and such written notice shall have been received by the Company unless a later date has been specified by such Holder, and at such time the rights of the Holder of such Converting Shares as such Holder shall cease, and the Person(s) in whose name or names the Converted Shares are to be issued either in book-entry form or certificated form, as applicable, upon such conversion shall be deemed to have become the holder(s) of record of the Converted Shares.

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ANNEX B

(d) Effect of Conversion.  Upon the issuance of the Converted Shares in accordance with Section 6, such shares shall be deemed to be duly authorized, validly issued, fully paid and non-assessable.

(e) Adjustments for Common Stock Dividends and Distributions.  If the Company at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the Conversion Number then in effect shall be increased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Number then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date.  To the extent an adjustment is made in respect of the foregoing pursuant to Section 6(f) or the Holder actually receives the dividend to which any such adjustment relates, an adjustment shall not be made pursuant to this Section 6(e).

(f) Conversion Number Adjustments for Subdivisions, Combinations or Consolidations of Common Stock.

(i) In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of shares of Common Stock entitled to receive a dividend or other distribution payable in additional Common Share Equivalents, without payment of any consideration by such holder for additional Common Share Equivalents (including the additional Common Stock issuable upon conversion, exchange or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Number then in effect shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each such share of such Series C Convertible Preferred Stock shall be increased in proportion to such increase of outstanding shares of Common Stock and shares issuable with respect to Common Share Equivalents.

(ii) If the number of shares of Common Stock outstanding at any time is decreased by a combination, consolidation, reclassification or reverse stock split of the outstanding shares of Common Stock or other similar event, then, following the record date of such combination, the Conversion Number then in effect shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each such share of such Series C Convertible Preferred Stock shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

(g) Recapitalizations.  If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination, merger or sale of assets transaction provided for elsewhere in this Section 6), provision shall be made so that the Holders shall thereafter be entitled to receive upon conversion of the Series C Convertible Preferred Stock the number of shares of Capital Stock or other securities or property of the Company to which a holder of Common Stock would have been entitled on recapitalization.  In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of the Holders after the recapitalization to the end that the provisions of this Section 6 (including adjustment of the Conversion Number then in effect and the number of shares issuable upon conversion of the Series C Convertible Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

(h) Mergers and Other Reorganizations.  If at any time or from time to time there shall be a reclassification of the Common Stock (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 6) or a merger or consolidation of the Company with or into another entity or the sale of all or substantially all of the Company’s properties and assets to any other Person, then, as a part of and as a condition to the effectiveness of such reclassification, merger, consolidation or sale, lawful and adequate provision shall be made so that the Holders shall thereafter be entitled to receive upon conversion of the Series C Convertible Preferred Stock the number of shares of Capital Stock or other securities or property, if any, of the Company or of the successor entity resulting from such reclassification, merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled in connection with such reclassification, merger, consolidation or sale.  In any such case, appropriate provision shall be made with respect to the rights of the Holders after the reclassification, merger, consolidation or sale to the end that the provisions of this Section 6 (including, without limitation, provisions for adjustment of the Conversion Number and the number of shares purchasable upon conversion of the Series C Convertible Preferred Stock) shall thereafter be applicable, as nearly as may be, with respect to any shares of Capital Stock, securities or property to be deliverable thereafter upon the conversion of the Series C Convertible Preferred Stock.

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ANNEX B

Each Holder, upon the occurrence of a reclassification, merger or consolidation of the Company or the sale of all or substantially all its assets and properties, as such events are more fully set forth in the first paragraph of this Section 6(h), shall have the option of electing treatment of its shares of Series C Convertible Preferred Stock under either this Section 6(h) or Section 5 hereof, notice of which election shall be submitted in writing to the Company at its principal offices no later than ten (10) days before the effective date of such event, provided that any such notice of election shall be effective if given not later than fifteen (15) days after the date of the Company’s notice pursuant to Section 6(i) hereof with respect to such event, and, provided, further, that if any Holder fails to give the Company such notice of election, the provisions of this Section 6(h) shall govern the treatment of such Holder’s shares of Series C Convertible Preferred Stock upon the occurrence of such event.

(i) Issuances of Common Stock.  If the Company, prior to the fifth (5th) anniversary of the issuance of the first share of Series C Convertible Preferred Stock issues shares of Common Stock (but not upon the issuance of Common Stock Equivalents) either (i) upon the conversion or exercise of any instrument currently or hereafter issued (but not upon the conversion of the Series C Convertible Preferred Stock), (ii) upon the exchange of debt for shares of common stock or (iii) in a private placement (a “Dilutive Issuance”), then the Conversion Number shall be adjusted to equal then the Conversion Number shall be adjusted to equal the sum of the amounts created by each individual Dilutive Issuance, wherein for each Dilutive Issuance the amount is determined from the result of:

1)
The Product of the number of shares of Common Stock owned by the Eligible Series C Preferred Holder upon the issuance of the first share of Series C Convertible Preferred Stock divided by the aggregate number of shares of Common Stock outstanding upon the issuance of the first share of Series C Convertible Preferred Stock;

2)
Then this Product Multiplied by the individual Dilutive Issuance;

3)
Then this Product Divided by the amount created when the percentage created in step one is Subtracted from 100 percent;

4)
Then this Product Divided by the number of shares of Series C Convertible Preferred Stock then outstanding.

(j) Notices of Record Date.  In the event (i) the Company fixes a record date to determine the holders of Common Stock who are entitled to receive any dividend or other distribution, or (ii) there occurs any capital reorganization of the Company, any reclassification or recapitalization of the Common Stock of the Company, any merger or consolidation of the Company, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to each Holder at least ten (10) days prior to the record date specified therein, a notice specifying (a) the date of such record date for the purpose of such dividend or distribution and a description of such dividend or distribution, (b) the date on which any such reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (c) the time, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock or other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding up.

(k) No Impairment.  The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such actions as may be necessary or appropriate in order to protect the conversion rights of the Holders against impairment.

(l) Fractional Shares and Certificate as to Adjustments.  In lieu of any fractional shares to which a Holder would otherwise be entitled upon conversion, the Company shall pay cash equal to such fraction multiplied by the Market Price of one share of Common Stock, as determined in good faith by the Board of Directors.  Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Convertible Preferred Stock of each Holder at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

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ANNEX B

Upon the occurrence of each adjustment or readjustment of the Conversion Number of any share of Series C Convertible Preferred Stock pursuant to this Section 6, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Company shall, upon the written request at any time of any Holder, furnish or cause to be furnished to such Holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Number at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such Holder’s shares of Series C Convertible Preferred Stock.  The provisions of Section 6(e), (f), (g), (h) and (i) shall apply to any transaction and successively to any series of transactions that would require any adjustment pursuant thereto.

(m) Reservation of Stock Issuable Upon Conversion.  The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Convertible Preferred Stock(taking into account the adjustments required by this Section 6), such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C Convertible Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Convertible Preferred Stock, in addition to such other remedies as shall be available to the Holders, the Company will, as soon as is reasonably practicable, take all such action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

7. Voting Rights.  Upon the Board’s determination that an Optional Conversion Threshold has been met, each Holder, except as otherwise required under the FBCA or as set forth herein, shall be entitled or permitted to vote on all matters required or permitted to be voted on by the holders of Common Stock of the Company and shall be entitled to that number of votes equal to three votes for the number of Conversion Shares into which such Holder’s shares of the Series C Convertible Preferred Stock could then be converted, pursuant to the provisions of Section 6 hereof, at the record date for the determination of stockholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise expressly provided herein or as otherwise required by law, the Series C Convertible Preferred Stock and the Common Stock shall vote together (or render written consents in lieu of a vote) as a single class on all matters upon which the Common Stock is entitled to vote.

8. Reissuance of Shares of Series C Convertible Preferred Stock.

Shares of Series C Convertible Preferred Stock that have been issued and reacquired in any manner, including shares purchased, redeemed, converted or exchanged, shall (upon compliance with any applicable provisions of the FBCA) be permanently retired or cancelled and shall not under any circumstances be reissued.  The Company shall from time to time take such appropriate action as may be required by applicable law to reduce the authorized number of shares of Series C Convertible Preferred Stock by the number of shares that have been so reacquired.

9. Notices.

Any and all notices, consents, approval or other communications or deliveries required or permitted to be provided under this Certificate of Designation shall be in writing and shall be deemed given and effective on the earliest of (a) the date of receipt, if such notice, consent, approval or other communication is delivered by hand (with written confirmation of receipt) or via facsimile to the Company or the Holders, as applicable, at the facsimile number specified in the register of Holders of Series C Convertible Preferred Stock maintained by the Transfer Agent prior to 5:00 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of receipt, if such notice, consent, approval or other communication is delivered via facsimile to the Company or the Holder, as applicable, at the facsimile number specified in the register of Holders of Series C Convertible Preferred Stock maintained by the Transfer Agent on a day that is not a Business Day or later than 5:00 p.m. (New York City time) on any Business Day, or (c) the third Business Day following the date of deposit with a nationally recognized overnight courier service for next Business Day delivery and addressed to the Company or the Holder, as applicable, at the address specified in the register of Holders of Series C Convertible Preferred Stock maintained by the Transfer Agent.

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ANNEX B

10. Headings.

The headings of the various sections and subsections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

11. Severability of Provisions.

If any powers, preferences and relative, participating, optional and other special rights of the Series C Convertible Preferred Stock and the qualifications, limitations and restrictions thereof set forth in this Certificate of Designation (as it may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other powers, preferences and relative, participating, optional and other special rights of the Series C Convertible Preferred Stock and the qualifications, limitations and restrictions thereof set forth in this Certificate of Designation (as so amended) which can be given effect without the invalid, unlawful or unenforceable powers, preferences and relative, participating, optional and other special rights of the Series C Convertible Preferred Stock and the qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no powers, preferences and relative, participating, optional or other special rights of the Series C Convertible Preferred Stock and the qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such powers, preferences and relative, participating, optional or other special rights of Preferred Stock and qualifications, limitations and restrictions thereof unless so expressed herein.

ARTICLE IV.
Existence

The Corporation shall exist perpetually unless sooner dissolved according to law.

ARTICLE V.
Management of the Corporation

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and shareholders:

A. BOARD OF DIRECTORS

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.  In addition to the powers and authority expressly conferred upon them by Statute or by these Articles of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.  A director shall hold office until the annual meeting of the shareholders or until his successors shall be elected and qualified, subject, however, to the director’s prior death, resignation, retirement, disqualification or removal from office.

B. SPECIAL MEETINGS CALLED BY BOARD OF DIRECTORS OR SHAREHOLDERS

Special Meetings of Shareholders of the Corporation may be called by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) (the “Full Board”), or by the holders of not less than forty percent (40%) of all the votes entitled to be cast on any issue at the proposed special meeting if such holders of stock sign, date and deliver to the Corporation’s Secretary one or more written demands for the meeting describing the purpose or purposes for which the special meeting is to be held.  The Bylaws of the Corporation shall fully set forth the manner in which Special Meetings of Shareholders of the Corporation may be called.

Dolphin Digital Media | 2017 Proxy Statement B-10

ANNEX B

ARTICLE VI.
Number of Directors

The number of directors may be either increased or diminished from time to time in the manner provided in the Bylaws, but shall never be less than one (1).

ARTICLE VII.
Indemnification

Provided the person proposed to be indemnified satisfies the requisite standard of conduct for permissive indemnification by a corporation as specifically set forth in the applicable provisions of the Florida Business Corporation Act (currently, Section 607.0850(7) of the Florida Statutes), as the same may be amended from time to time, the Corporation shall indemnify its officers and directors, and may indemnify its employees and agents, to the fullest extent provided, authorized, permitted or not prohibited by the provisions of the Florida Business Corporation Act and the Bylaws of the Corporation, as the same may be amended and supplemented, from and against any and all of the expenses or liabilities incurred in defending a civil or criminal proceeding, or other matters referred to in or covered by said provisions, including advancement of expenses prior to the final disposition of such proceedings and amounts paid in settlement of such proceedings, both as to action in his or her official capacity and as to action in another capacity while an officer, director, employee or other agent.  The indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of shareholders or Disinterested Directors or otherwise.  Such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs and personal representatives of such a person.  Except as otherwise required by law, an adjudication of liability shall not affect the right to indemnification for those indemnified.

ARTICLE VIII.
Amendment

The Corporation reserves the right to amend or repeal any provision contained in these Articles of Incorporation in the manner prescribed by the laws of the State of Florida and all rights conferred upon shareholders are granted subject to this reservation.

Dolphin Digital Media | 2017 Proxy Statement B-11

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Dolphin Digital Media, Inc.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS – JUNE 29, 2017 AT 11:00 AM EST

CONTROL ID:
REQUEST ID:

The undersigned shareholder(s) of Dolphin Digital Media, Inc., a Florida corporation (the “Company”), hereby acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of the Company, each dated on or around May 19, 2017, and hereby appoint(s) William O’Dowd, IV (the “Proxy”) proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2017 Annual Meeting of Shareholders of the Company, to be held on June 29, 2017, at 11:00 a.m. local time at the law offices of Greenberg Traurig, located at 333 S.E. 2nd Avenue, Suite 4400, Miami, FL 33131, and at any adjournment or postponement thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. You hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/DPDM
PHONE:	1-866-752-VOTE(8683)

 DOLPHIN DIGITAL MEDIA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 ANNUAL MEETING OF SHAREHOLDERS –JUNE  29, 2017 AT 11:00 AM EST

ANNUAL MEETING OF SHAREHOLDERS OF DOLPHIN DIGITAL MEDIA, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” FOR PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4 BELOW

Proposal 1		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:	◻	◻
	William O’Dowd, IV			◻
	Michael Espensen			◻	CONTROL ID:
	Nelson Famadas			◻	REQUEST ID:
	Allan Mayer			◻
	Mirta A. Negrini			◻
	Justo Pozo			◻
	Nicholas Stanham, Esq.			◻
Proposal 2		FOR	AGAINST	ABSTAIN
	Approve the Dolphin Digital Media, Inc. 2017 Equity Incentive Plan.	◻	◻	◻
Proposal 3		FOR	AGAINST	ABSTAIN
	Approve the Second Amended and Restated Articles of Incorporation.	◻	◻	◻
Proposal 4		FOR	AGAINST	ABSTAIN
	Ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the 2017 fiscal year.	◻	◻	◻

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ◻
Note: Such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
This proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” for Proposal 1 and “For” Proposals 2, 3 and 4 and for all such other business as may properly come before the meeting in the sole determination of the Proxy.

MARK HERE FOR ADDRESS CHANGE   ◻ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2017

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)